UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(513)-629-8104

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2022

Date of reporting period: August 31, 2022

Item 1. Reports to Stockholders.

(a)

PMC Funds

PMC Core Fixed Income Fund

Advisor Class Shares: (PMFIX)

Institutional Class Shares: (PMFQX)

PMC Diversified Equity Fund

Advisor Class Shares: (PMDEX)

Institutional Class Shares: (PMDQX)

Annual Report

August 31, 2022

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2022.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. The past twelve month period has been one in which the global economy has been grappling with levels of inflation last seen more than 40 years ago, the Russia-Ukraine war, and continued aftershocks of the pandemic related lockdowns. The primary drivers of the significant inflation levels the economy is now experiencing are the trillions of dollars of Covid related stimulus coursing through the system which was legislated by Congress, and soaring energy prices in part a result of the Biden administration’s desire to force an abrupt transition to a green economy. Far from being a “transitory” blip, as U.S. Treasury Secretary Janet Yellen and Federal Reserve Chairman Jay Powell indicated it would be a year ago, the rise in inflation has jumped to more than 8%, a level last seen in the Carter administration in the 1970s. Since the beginning of 2022, the Fed has been very hawkish in trying to douse inflation’s flames, raising the fed funds rate three percentage points to a range of 3%-3.25%. The high inflation rate, and the Fed’s attempts to corral it, have conspired to send bond yields surging, stock prices plummeting, and tip the U.S. economy toward recession. Also negatively impacting the economy has been ongoing supply chain issues related to the pandemic lockdowns. Many goods reliant on the supply chain – such as automobile parts - remain scarce. The Russia-Ukraine war has also been an economic growth inhibitor, affecting everything from food to energy, and there is currently little expectation the war will end in the near term. The U.S. economy has struggled over the past six months in particular, posting negative growth of -1.6% and 0.6% in this year’s first and second calendar quarters, respectively. The unemployment rate, which had surged to about 15% at the height of the pandemic in 2020, has consistently trended down over the past year, with the latest reading as of August 31 coming in at 3.7%. Stock prices have stumbled over the past year, with investors being hurt by an unfavorable environment that includes slumping economic growth, surging interest rates, and a poor performance in most other major asset classes. The political environment also created concerns for investors, with the midterm elections approaching in November. There are a number of hot-button issues that may determine the composition of the next Congress, including the Biden administration’s handling of the border crisis and abortion.

The Bureau of Economic Analysis reported its second estimate of second quarter 2022 gross domestic product (GDP) of -0.6%, slightly better than the prior estimate, and also modestly less negative than the first quarter 2022 reading. The employment situation continued to improve over the past three months, with employers adding 293,000, 526,000 and 315,000 jobs in June, July and August, respectively. The August report showed an average of approximately 378,000 jobs added each month of the quarter, and that the unemployment rate fell to 3.7%. The Federal Open Market Committee (FOMC) turned hawkish, ratcheting up the fed funds rate target range to 3% to 3.25%, due to the significant rise in inflation. The central bank also began to unwind its balance sheet in 2022.

In general, financial markets have generated poor results over the past year, with broad-based stock indexes declining due to the surge in inflation and attendant rise in bond yields. The S&P 500 Index declined more than 11% over the twelve months ended August 31, 2022. The yield on the 10-year U.S. Treasury climbed from 1.3% to 3.2% over the twelve months ended August 31, 2022.

Total Returns as of August 31, 2022*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date	Gross Expense Ratio***
PMC Diversified Equity Fund (Advisor Class)	-6.78%	-11.39%	-15.34%	5.17%	7.68%	8.26%	8-26-09	0.97%
PMC Diversified Equity Fund (Inst. Class)	-6.74%	-11.24%	-15.13%	NA	NA	5.25%**	7-1-19	0.68%
MSCI World Index Net Return	-5.53%	-10.94%	-15.08%	7.85%	9.47%	9.09%

PMC Core Fixed Income Fund (Advisor Class)	-2.19%	-7.89%	-12.20%	0.65%	1.24%	3.49%	9-28-07	1.21%
PMC Core Fixed Income Fund (Inst. Class)	-2.07%	-7.75%	-11.95%	NA	NA	-0.36%**	7-1-19	0.95%
Bloomberg U.S. Aggregate Bond Index	-2.01%	-7.76%	-11.52%	0.52%	1.35%	3.05%

**	Performance shown as of Institutional Class inception date of 7-1-19.
***	Per the Prospectus dated 12-29-21.

The S&P 500 Index represents a broad cross-section of the U.S. equity market, including common stocks traded on U.S. exchanges. The MSCI World Index Net Return captures large and mid-cap representation across 23 Developed Markets countries. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. An investor cannot invest directly in an index.

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 866-762-7338. Performance results reflect contractual expense subsidies and waivers in effect until December 29, 2022; without these waivers, returns would have been less favorable.

PMC Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure, diversified globally. The Fund’s investment objective is long-term capital appreciation.

One of the primary drivers of the Fund’s performance is its exposure to the well-known value, momentum and quality asset pricing factors. Over the past year asset pricing factors on balance have performed well. The one significant exception is the so-called “size” factor, which is the tendency for stocks with smaller market capitalizations within an index to outperform those with larger market capitalizations. In market environments in which stock prices are volatile and declining, smaller cap stocks typically underperform larger cap issues. The mixed factor performance translated into Fund performance that was in line with the benchmark over the twelve-month period ending August 31, 2022. For the most recent three-month period, the Advisor Class of the Fund generated a return of -6.78%, underperforming the -5.53% return of the MSCI World Index Net Return, the Fund’s benchmark index. For the twelve months ended August 31, 2022, the Advisor Class of the Fund generated a total return of -15.34%, in line with the -15.08% return of the benchmark. The primary driver of the Fund’s performance during the year was the aggregate performance of the asset pricing factors toward which the portfolio is tilted. The Fund has maintained positive tilts to the size, value, momentum and quality factors. The Fund’s orientation toward value stocks was a key positive contributor to the performance relative to the benchmark, and its exposure to the momentum and quality factors was also additive to relative performance. However, performance was negatively impacted by having a lower weighted average market capitalization than the benchmark, as stocks of smaller companies significantly underperformed stocks of larger companies. Relative performance was also disadvantaged during both the most recent three- and six-month periods ended August 31, 2022 from an underweight to domestic equities relative to European equities. Among the positive contributors to performance during the year were modest underweights to the information technology and communications services sectors. Security selection in the communications services, information technology, and materials sectors also contributed positively to performance during the year. Among the detractors from performance was security selection in the health care, energy and financials sectors. As is typically the case, the Fund’s factor orientation resulted in over- or underweights to specific stocks that have a meaningful impact on performance. Over the past twelve months underweights to well-known companies such as Apple, Inc. (AAPL) and Chevron Corp. (CVX) resulted in underperformance. However, underweights to Meta Platforms, Inc. (META), Amazon, Inc. (AMZN) and PayPal Holdings, Inc. (PYPL) benefited performance.

In addition to the risk that the investment strategy employed in the Fund will underperform the benchmark index generally, the primary risks continue to primarily involve systematic risk. Because the Adviser controls the risk of the portfolio relative to the benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund

The PMC Core Fixed Income Fund provides broad exposure to the core segments of the domestic fixed income market. The Fund’s investment objective is to provide current income consistent with low volatility of principal, and in addition to the Adviser, one sub-adviser manages a portion of the Fund assets: Neuberger Berman Investment Advisers LLC.

Over the past 12 months the environment for fixed income securities has been one of significantly rising yields resulting from the FOMC’s decision to aggressively raise short-term interest rates in an effort to combat decades-high inflation. The FOMC recently raised the fed funds rate to a range of 3.0%-3.25%, up a full three percentage points over the year-ago level. In addition, economists expect the FOMC to raise rates twice more in the remainder of 2022 by an aggregate of more than one percentage point. Against this backdrop, the Fund generated negative returns for the three-month and one-year periods ended August 31, 2022. For the most recent three-month period, the Advisor Class of the Fund generated a return of -2.19%, slightly underperforming the benchmark Bloomberg U.S. Aggregate Bond Index return of -2.01%. For the twelve months ended August 31, 2022, the Advisor Class of the Fund posted a return of -12.20%, underperforming the benchmark return of -11.52%. The primary factors positively impacting performance over the past 12-month period were an overweight to cash and security selection within the securitized note segment. The primary detractors from performance included the Fund’s aggregate underweight to U.S. Treasury securities, and an overweight to corporate securities, as well as security selection in the U.S. Treasury and government-related securities areas.

The primary risks to the strategies employed by the Fund’s sub-adviser remain in place, and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep, and U.S. Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates continues to rise rapidly, the Fund will not be immune to further losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

U.S. consumers and investors have become increasingly pessimistic this year as a result of historically high inflation, the FOMC’s aggressive interest rate increases, and the war in Ukraine, among other things. High inflation continues to be the biggest challenge confronting the world’s policymakers. As a result, world central banks have begun to tighten monetary policy after more than a decade of quantitative easing. Restrictive monetary policy is not always an effective tool to dampen inflation resulting from supply-side pressures, and a primary concern with rising interest rates and tighter monetary policy is recession. Many economists believe that if the U.S. economy is not currently in a recession, it is only a matter of time, and the FOMC seems willing to accept that outcome. Nervous consumers and investors waylaid by the combination of rising interest rates and high inflation could see additional asset valuation erosion. There are a number of potential downside risks outlined by economists, including a continuation of the negative supply shock resulting in part from the war in Ukraine; the potential for spread of future Covid variants; the global semiconductor shortage; and property market weakness in countries where real estate valuations have been surging.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Co-Founder and Chief Investment Officer

Envestnet

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and the PMC Core Fixed Income Fund’s sub-adviser as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Quantitative easing is a monetary policy strategy used by central banks to keep credit flowing to the economy.

Diversification neither assures a profit nor guarantees against loss in a declining market.

Holdings are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of holdings for a full list of fund holdings.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus (https://www.investpmc.com/sites/default/files/documents/PMC%20Statutory%20Prospectus%202021%20%2812.29.21%29.pdf) for a complete description of the risks associated with investing in the PMC Funds.

PMC Funds are distributed by Foreside Fund Services, LLC.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Core Fixed Income Fund or the PMC Diversified Equity Fund (each a “Fund”, and together the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (Advisor Class shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 - August 31, 2022).

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period 3/1/22-8/31/22*
PMC Core Fixed Income Fund–Advisor Class
Actual	$1,000.00	$921.10	$4.12
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33
*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period 3/1/22-8/31/22*
PMC Core Fixed Income Fund–Institutional Class
Actual	$1,000.00	$922.50	$2.91
Hypothetical (5% return before expenses)	1,000.00	1,022.18	3.06
*	Expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period 3/1/22-8/31/22*
PMC Diversified Equity Fund–Advisor Class
Actual	$1,000.00	$886.10	$4.42
Hypothetical (5% return before expenses)	1,000.00	1,020.52	4.74
*	Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid During Period 3/1/22-8/31/22*
PMC Diversified Equity Fund–Institutional Class
Actual	$1,000.00	$887.60	$3.24
Hypothetical (5% return before expenses)	1,000.00	1,021.78	3.47
*	Expenses are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX, PMFQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2022 is shown below.

Allocation of Portfolio Holdings

% of Net assets

^	Excludes securities lending collateral.

PMC CORE FIXED INCOME FUND–ADVISOR CLASS (PMFIX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2022

	PMC Core Fixed Income Fund–Advisor Class	Bloomberg U.S. Aggregate Bond Index
One Year	-12.20%	-11.52%
Five Year	0.65%	0.52%
Ten Year	1.24%	1.35%
Since Inception (9/28/07)	3.49%	3.05%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2012. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

PMC CORE FIXED INCOME FUND–INSTITUTIONAL CLASS (PMFQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2022

	PMC Core Fixed Income Fund–Institutional Class	Bloomberg U.S. Aggregate Bond Index
One Year	-11.95%	-11.52%
Since Inception (7/1/19)	-0.36%	-0.99%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The Bloomberg U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND (PMDEX, PMDQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2022 is shown below.

^	Excludes securities lending collateral.

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2022

	PMC Diversified Equity Fund– Advisor Class	MSCI World Index Net Return
One Year	-15.34%	-15.08%
Five Year	5.17%	7.85%
Ten Year	7.68%	9.47%
Since Inception (8/26/09)	8.26%	9.09%

On May 25, 2018, Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2012. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Continued

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

PMC DIVERSIFIED EQUITY FUND–INSTITUTIONAL CLASS (PMDQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2022

	PMC Diversified Equity Fund– Institutional Class	MSCI World Index Net Return
One Year	-15.13%	-15.08%
Since Inception (7/1/19)	5.25%	7.54%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022

	Principal Amount	Value
ASSET BACKED SECURITIES—8.92%
37 Capital CLO I
2021-1, 3.712% (3 Month LIBOR USD + 1.200%), 10/15/2034(b)(c)	$1,000,000	$976,805
AM Capital Funding LLC
2018-1, 4.980%, 12/15/2023(b)	760,000	753,240
Angel Oak Mortgage Trust
2021-3, 1.068%, 05/25/2066(b)(d)	712,416	635,859
Aqua Finance Trust
2021-A, 1.540%, 07/17/2046(b)	580,627	538,714
Avis Budget Rental Car Funding AESOP LLC
2021-2A A, 1.660%, 02/20/2028(b)	2,191,000	1,959,634
2021-2A B, 1.900%, 02/20/2028(b)	495,000	431,528
Beacon Container Finance II LLC
2021-1A, 2.250%, 10/22/2046(b)	973,500	866,735
BlueMountain CLO Ltd.
2013-2R, 3.939% (3 Month LIBOR USD + 1.180%), 10/22/2030(b)(c)	362,743	359,297
Cedar Funding VI CLO Ltd.
2016-6A, 3.760% (3 Month LIBOR USD + 1.050%), 04/20/2034(b)(c)	1,480,000	1,432,647
Crown Castle Towers LLC
4.241%, 07/15/2048(b)	439,000	417,503
Dryden 75 CLO Ltd.
2019-75R2, 3.552% (3 Month LIBOR USD + 1.040%), 04/15/2034(b)(c)	850,000	832,465
Fort Washington CLO Ltd.
2021-2A, 3.930% (3 Month LIBOR USD + 1.220%), 10/20/2034(b)(c)	2,000,000	1,952,268
GCAT Trust
2019-NQM3, 2.686%, 11/25/2059(b)(d)	128,221	122,757
2021-NQM5, 1.262%, 07/25/2066(b)(d)	950,166	803,866
JPMorgan Chase Bank NA—CACLN
2021-3, 0.760%, 02/26/2029(b)	1,244,313	1,196,989
Madison Park Funding XXVI Ltd.
2007-26, 4.006% (3 Month LIBOR USD + 1.200%), 07/29/2030(b)(c)	2,295,000	2,276,893
Magnetite XXIII Ltd.
2019-23R, 3.913% (3 Month LIBOR USD + 1.130%), 01/25/2035(b)(c)	1,000,000	976,834
MVW LLC
2021-2A A, 1.430%, 05/20/2039(b)	867,879	783,151
2021-2A B, 1.830%, 05/20/2039(b)	708,092	639,949
2022-1, 4.400%, 11/21/2039(b)	319,638	316,567
2021-1W, 1.440%, 01/22/2041(b)	387,716	360,236
Navient Private Education Refi Loan Trust
2021-B, 0.940%, 07/15/2069(b)	1,000,552	884,412
2021-C, 1.060%, 10/15/2069(b)	633,928	568,865
2021-E, 0.970%, 12/16/2069(b)	1,500,313	1,318,495
Navient Student Loan Trust
2019-7, 2.944% (1 Month LIBOR USD + 0.500%), 01/25/2068(b)(c)	278,345	277,194
PFS Financing Corp.
2021-B, 0.770%, 08/15/2026(b)	1,890,000	1,761,585
Prestige Auto Receivables Trust
2021-1, 1.530%, 02/15/2028(b)	599,000	555,094
RASC Trust
2005-KS12, 3.134% (1 Month LIBOR USD + 0.460%), 01/25/2036(c)	100,557	100,114
SBA Tower Trust
2020-1-2, 2.328%, 01/15/2028(b)	618,000	540,215
2021-3, 2.593%, 10/15/2056(b)	1,243,000	1,039,474

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC
2019-2, 2.590%, 05/20/2036(b)	$389,086	$379,273
2020-2, 3.510%, 07/20/2037(b)	456,544	433,727
2021-2, 1.350%, 09/20/2038(b)	357,995	339,231
Starwood Mortgage Residential Trust
2021-3, 1.127%, 06/25/2056(b)(d)	591,245	488,415
2021-6, 1.920%, 11/25/2066(b)(d)	925,929	825,574
Taco Bell Funding LLC
2021-1, 1.946%, 08/25/2051(b)	1,387,515	1,212,376
Thayer Park CLO Ltd.
2017-1, 3.750% (3 Month LIBOR USD + 1.040%), 04/20/2034(b)(c)	500,000	486,959
Towd Point Mortgage Trust
2017-5, 3.044% (1 Month LIBOR USD + 0.600%), 02/25/2057(b)(c)	200,426	198,814
2017-2, 2.750%, 04/25/2057(b)(d)	14,638	14,537
2017-4, 2.750%, 06/25/2057(b)(d)	112,673	109,458
2017-3, 2.750%, 07/25/2057(b)(d)	134,636	132,825
TRESTLES CLO Ltd.
2017-1, 3.773% (3 Month LIBOR USD + 0.990%), 04/25/2032(b)(c)	500,000	490,227
TRESTLES CLO V Ltd.
2021-5, 3.880% (3 Month LIBOR USD + 1.170%), 10/20/2034(b)(c)	1,000,000	975,923
United Airlines Pass Through Trust
2020-1, 5.875%, 10/15/2027	1,109,220	1,112,302
Vantage Data Centers Issuer LLC
2019-1, 3.188%, 07/15/2044(b)	1,276,520	1,234,175
2021-1, 2.165%, 10/15/2046(b)	1,078,000	955,366
Verus Securitization Trust
2021-3, 1.046%, 06/25/2066(b)(d)	781,703	696,487
2021-6, 1.630%, 10/25/2066(b)(d)	1,223,700	1,067,805
Voya CLO Ltd.
2014-2A, 3.760% (3 Month LIBOR USD + 1.020%), 04/17/2030(b)(c)	1,727,813	1,701,707

TOTAL ASSET BACKED SECURITIES (Cost $41,468,424)		38,534,566

CORPORATE BONDS—34.85%
Accommodation—0.11%
Wyndham Hotels & Resorts, Inc.
4.375%, 08/15/2028(b)	285,000	255,277
Wynn Las Vegas LLC
5.500%, 03/01/2025(b)	210,000	201,364

		456,641

Administrative and Support Services—1.09%
ASGN, Inc.
4.625%, 05/15/2028(b)	595,000	527,105
Booking Holdings, Inc.
3.550%, 03/15/2028	1,097,000	1,057,708
Korn Ferry
4.625%, 12/15/2027(b)	170,000	158,001
Live Nation Entertainment, Inc.
4.750%, 10/15/2027(b)	250,000	227,916
PayPal Holdings, Inc.
2.400%, 10/01/2024	1,110,000	1,081,340
Visa, Inc.
2.800%, 12/14/2022	1,639,000	1,637,575

		4,689,645

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Air Transportation—0.27%
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500%, 06/20/2027(b)	$345,000	$346,297
Southwest Airlines Co.
5.250%, 05/04/2025	800,000	822,351

		1,168,648

Ambulatory Health Care Services—0.07%
Acadia Healthcare Co, Inc.
5.000%, 04/15/2029(b)	335,000	310,678

Beverage and Tobacco Product Manufacturing—1.48%
Anheuser-Busch InBev Worldwide, Inc.
4.700%, 02/01/2036	1,435,000	1,387,350
4.350%, 06/01/2040	1,006,000	919,491
4.600%, 04/15/2048	720,000	656,267
4.750%, 04/15/2058	510,000	468,060
5.800%, 01/23/2059	400,000	429,155
Philip Morris International, Inc.
3.125%, 08/17/2027	2,654,000	2,535,546

		6,395,869

Broadcasting (except Internet)—1.79%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, 02/01/2031(b)(f)	513,000	419,224
Comcast Corp.
3.150%, 02/15/2028(f)	405,000	385,587
4.150%, 10/15/2028	1,708,000	1,694,521
CSC Holdings LLC
4.625%, 12/01/2030(b)	435,000	317,226
3.375%, 02/15/2031(b)	264,000	198,193
Discovery Communications LLC
2.950%, 03/20/2023(f)	566,000	563,474
DISH DBS Corp.
5.875%, 11/15/2024	185,000	167,649
Fox Corp.
5.576%, 01/25/2049	770,000	753,961
Magallanes, Inc.
5.050%, 03/15/2042(b)	1,545,000	1,274,482
5.141%, 03/15/2052(b)	925,000	748,496
Paramount Global
4.200%, 05/19/2032(f)	970,000	858,076
Sirius XM Radio, Inc.
4.125%, 07/01/2030(b)	425,000	360,604

		7,741,493

Building Material and Garden Equipment and Supplies Dealers—0.28%
Home Depot, Inc.
2.700%, 04/01/2023	1,202,000	1,196,218

Chemical Manufacturing—1.46%
AbbVie, Inc.
4.050%, 11/21/2039	270,000	239,030
4.700%, 05/14/2045	710,000	664,370
4.250%, 11/21/2049	485,000	426,892

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Biogen, Inc.
2.250%, 05/01/2030	$2,894,000	$2,373,360
Bristol-Myers Squibb Co.
2.950%, 03/15/2032(f)	785,000	714,780
3.550%, 03/15/2042	300,000	258,491
Merck & Co, Inc.
2.750%, 12/10/2051	615,000	447,588
Roche Holdings, Inc.
2.607%, 12/13/2051(b)	615,000	439,449
Viatris, Inc.
4.000%, 06/22/2050	1,140,000	739,794

		6,303,754

Computer and Electronic Product Manufacturing—2.29%
Apple, Inc.
1.800%, 09/11/2024	2,818,000	2,733,703
Broadcom, Inc.
4.926%, 05/15/2037(b)	665,000	596,245
Dell International LLC / EMC Corp.
5.450%, 06/15/2023	289,000	292,073
6.200%, 07/15/2030(f)	1,140,000	1,188,865
Intel Corp.
3.750%, 03/25/2027(f)	1,144,000	1,132,184
4.900%, 08/05/2052	1,650,000	1,607,569
Marvell Technology, Inc.
2.950%, 04/15/2031	2,035,000	1,675,635
Microchip Technology, Inc.
4.333%, 06/01/2023	690,000	691,263

		9,917,537

Construction of Buildings—0.05%
Shea Homes LP / Shea Homes Funding Corp.
4.750%, 02/15/2028(b)	255,000	212,630

Credit Intermediation and Related Activities—5.88%
Bank of America Corp.
3.875%, 08/01/2025(f)	1,591,000	1,582,760
3.559% to 04/23/2026, then 3 Month LIBOR USD + 1.060%, 04/23/2027(a)	1,610,000	1,539,583
3.705% to 04/24/2027, then 3 Month LIBOR USD + 1.512%, 04/24/2028(a)	660,000	628,306
3.970% to 03/05/2028, then 3 Month LIBOR USD + 1.070%, 03/05/2029(a)	630,000	597,896
2.884% to 10/22/2029, then 3 Month LIBOR USD + 1.190%, 10/22/2030(a)	743,000	647,375
2.496% to 02/13/2030, then 3 Month LIBOR USD + 0.990%, 02/13/2031(a)	785,000	660,778
4.571% to 04/27/2032, then SOFR + 1.830%, 04/27/2033(a)	725,000	694,705
Citigroup, Inc.
3.200%, 10/21/2026	1,115,000	1,067,107
4.300%, 11/20/2026(f)	890,000	879,574
1.122% to 01/28/2026, then SOFR + 0.765%, 01/28/2027(a)	1,610,000	1,424,657
3.887% to 01/10/2027, then 3 Month LIBOR USD + 1.563%, 01/10/2028(a)(f)	835,000	801,285
3.520% to 10/27/2027, then 3 Month LIBOR USD + 1.151%, 10/27/2028(a)	455,000	423,270
2.976% to 11/05/2029, then SOFR + 1.422%, 11/05/2030(a)	495,000	433,079
Ford Motor Credit Co. LLC
5.113%, 05/03/2029	310,000	288,763
General Motors Financial Co., Inc.
5.100%, 01/17/2024	370,000	373,454
3.600%, 06/21/2030	700,000	608,048

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
GSK Consumer Healthcare Capital US LLC
3.375%, 03/24/2029(b)(f)	$920,000	$838,380
3.625%, 03/24/2032(b)	1,040,000	925,721
JPMorgan Chase & Co.
2.700%, 05/18/2023	480,000	477,464
2.950%, 10/01/2026	1,658,000	1,579,414
2.580% to 04/22/2031, then SOFR + 1.250%, 04/22/2032(a)	1,535,000	1,272,483
OneMain Finance Corp.
3.500%, 01/15/2027(f)	435,000	359,849
Synchrony Financial
2.875%, 10/28/2031	920,000	711,850
US Bancorp
4.967% to 07/22/2032, then SOFR + 2.110%, 07/22/2033(a)	1,040,000	1,028,918
Wells Fargo & Co.
2.406% to 10/30/2024, then SOFR + 1.087%, 10/30/2025(a)	900,000	860,697
2.393% to 06/02/2027, then SOFR + 2.100%, 06/02/2028(a)	1,020,000	915,654
4.150%, 01/24/2029	1,563,000	1,519,465
2.572% to 02/11/2030, then SOFR + 1.262%, 02/11/2031(a)	1,045,000	888,471
4.897% to 07/25/2032, then SOFR + 2.100%, 07/25/2033(a)	1,025,000	1,010,133
5.013% to 04/04/2050, then SOFR + 4.502%, 04/04/2051(a)	365,000	358,454

		25,397,593

Electrical Equipment, Appliance, and Component Manufacturing—0.08%
Energizer Holdings, Inc.
4.375%, 03/31/2029(b)(f)	430,000	349,769

Electronics and Appliance Stores—0.03%
AMC Networks, Inc.
4.250%, 02/15/2029	175,000	143,080

Food Manufacturing—0.05%
Post Holdings, Inc.
4.625%, 04/15/2030(b)	255,000	221,771

Food Services and Drinking Places—0.56%
Aramark Services, Inc.
5.000%, 02/01/2028(b)	400,000	368,582
McDonald’s Corp.
3.500%, 07/01/2027	1,622,000	1,581,314
Starbucks Corp.
2.550%, 11/15/2030	530,000	455,506

		2,405,402

General Merchandise Stores—0.26%
Walmart, Inc.
2.350%, 12/15/2022	1,142,000	1,139,301

Health and Personal Care Stores—0.26%
CVS Health Corp.
4.125%, 04/01/2040(f)	560,000	491,636
5.050%, 03/25/2048	650,000	628,230

		1,119,866

Hospitals—0.28%
HCA, Inc.
5.250%, 06/15/2049	870,000	779,441

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Tenet Healthcare Corp.
6.125%, 10/01/2028(b)(f)	$455,000	$418,038

		1,197,479

Insurance Carriers and Related Activities—1.40%
Berkshire Hathaway, Inc.
2.750%, 03/15/2023	2,543,000	2,539,280
Cigna Corp.
3.200%, 03/15/2040	690,000	544,749
Equitable Holdings, Inc.
5.000%, 04/20/2048	545,000	512,071
MetLife, Inc.
6.500%, 12/15/2032	2,137,000	2,438,529

		6,034,629

Machinery Manufacturing—0.24%
Deere & Co.
5.375%, 10/16/2029	983,000	1,054,903

Management of Companies and Enterprises—0.33%
Abbott Laboratories
3.400%, 11/30/2023	1,128,000	1,127,403
Park Intermediate Holdings LLC / PK Domestic Property LLC
5.875%, 10/01/2028(b)	335,000	308,307

		1,435,710

Merchant Wholesalers, Durable Goods—0.51%
CDW LLC / CDW Finance Corp.
2.670%, 12/01/2026	328,000	295,793
3.276%, 12/01/2028	1,915,000	1,689,986
3.569%, 12/01/2031	265,000	223,080

		2,208,859

Merchant Wholesalers, Nondurable Goods—0.47%
Energy Transfer LP
3.600%, 02/01/2023	600,000	599,351
Performance Food Group, Inc.
5.500%, 10/15/2027(b)(f)	155,000	145,860
Sysco Corp.
6.600%, 04/01/2050	764,000	890,616
Univar Solutions USA, Inc.
5.125%, 12/01/2027(b)	425,000	395,922

		2,031,749

Mining (except Oil and Gas)—0.16%
Freeport-McMoRan, Inc.
5.450%, 03/15/2043	760,000	686,577

Nonstore Retailers—0.71%
Amazon.com, Inc.
3.800%, 12/05/2024	1,637,000	1,646,185
eBay, Inc.
2.600%, 05/10/2031	1,680,000	1,408,437

		3,054,622

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Oil and Gas Extraction—0.74%
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.500%, 06/15/2031(b)	$315,000	$279,119
Dominion Energy, Inc.
4.350%, 08/15/2032	1,415,000	1,369,789
Occidental Petroleum Corp.
4.300%, 08/15/2039	260,000	224,848
Phillips 66
1.300%, 02/15/2026	1,290,000	1,169,691
Venture Global Calcasieu Pass LLC
3.875%, 08/15/2029(b)(f)	180,000	157,302

		3,200,749

Other Information Services—0.17%
Meta Platforms, Inc.
4.450%, 08/15/2052(b)	815,000	742,940

Petroleum and Coal Products Manufacturing—0.18%
Marathon Petroleum Corp.
4.700%, 05/01/2025	775,000	780,734

Pipeline Transportation—1.03%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.375%, 06/15/2029(b)	385,000	353,467
Buckeye Partners LP
3.950%, 12/01/2026	130,000	115,622
DT Midstream, Inc.
4.125%, 06/15/2029(b)	215,000	189,179
Energy Transfer LP
6.625% to 02/15/2028, then 3 Month LIBOR USD + 4.155%(a)(h)	785,000	636,566
7.125% to 05/15/2030, then 5 Year CMT Rate + 5.306%(a)(h)	1,055,000	962,966
EQM Midstream Partners LP
5.500%, 07/15/2028	600,000	549,549
MPLX LP
4.700%, 04/15/2048	815,000	699,061
Plains All American Pipeline LP / PAA Finance Corp.
4.650%, 10/15/2025(f)	780,000	772,424
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
6.000%, 09/01/2031(b)	185,000	162,121

		4,440,955

Plastics and Rubber Products Manufacturing—0.04%
Goodyear Tire & Rubber Co.
5.250%, 04/30/2031(f)	215,000	187,773

Professional, Scientific, and Technical Services—0.49%
Nielsen Finance LLC / Nielsen Finance Co.
5.625%, 10/01/2028(b)	115,000	115,418
5.875%, 10/01/2030(b)	340,000	340,519
Presidio Holdings, Inc.
4.875%, 02/01/2027(b)	205,000	192,111
ServiceNow, Inc.
1.400%, 09/01/2030	1,894,000	1,490,940

		2,138,988

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Publishing Industries (except Internet)—1.00%
Microsoft Corp.
3.125%, 11/03/2025	$2,676,000	$2,629,658
Oracle Corp.
2.875%, 03/25/2031(f)	1,045,000	869,406
4.000%, 07/15/2046	615,000	452,154
Ziff Davis, Inc.
4.625%, 10/15/2030(b)	435,000	371,825

		4,323,043

Real Estate—0.68%
Public Storage
2.300%, 05/01/2031	2,787,000	2,384,875
RHP Hotel Properties LP / RHP Finance Corp.
4.750%, 10/15/2027	240,000	218,556
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC
7.875%, 02/15/2025(b)	325,000	321,487

		2,924,918

Rental and Leasing Services—0.17%
Air Lease Corp.
2.300%, 02/01/2025	655,000	614,350
Harsco Corp.
5.750%, 07/31/2027(b)(f)	185,000	131,484

		745,834

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—4.30%
BAT Capital Corp.
3.222%, 08/15/2024	222,000	217,019
3.557%, 08/15/2027	220,000	202,542
3.734%, 09/25/2040	665,000	467,697
Charles Schwab Corp.
2.300%, 05/13/2031	1,725,000	1,467,389
CME Group, Inc.
3.000%, 03/15/2025	1,085,000	1,065,775
CommScope, Inc.
8.250%, 03/01/2027(b)	642,000	551,317
Goldman Sachs Group, Inc.
3.850%, 01/26/2027	1,375,000	1,334,909
3.800%, 03/15/2030	1,450,000	1,341,431
2.615% to 04/22/2031, then SOFR + 1.281%, 04/22/2032(a)	1,040,000	858,909
2.383% to 07/21/2031, then SOFR + 1.248%, 07/21/2032(a)	1,315,000	1,068,159
4.017% to 10/31/2037, then 3 Month LIBOR USD + 1.373%, 10/31/2038(a)	250,000	219,046
Morgan Stanley
0.791% to 01/22/2024, then SOFR + 0.509%, 01/22/2025(a)(f)	1,300,000	1,234,071
6.250%, 08/09/2026	2,436,000	2,597,091
3.950%, 04/23/2027	935,000	908,051
3.591% to 07/22/2027, then 3 Month LIBOR USD + 1.340%, 07/22/2028(a)	1,625,000	1,537,492
2.699% to 01/22/2030, then SOFR + 1.143%, 01/22/2031(a)	1,190,000	1,032,796
2.239% to 07/21/2031, then SOFR + 1.178%, 07/21/2032(a)	1,670,000	1,351,951
5.297% to 04/20/2032, then SOFR + 2.620%, 04/20/2037(a)	480,000	460,592
MPH Acquisition Holdings LLC
5.500%, 09/01/2028(b)	350,000	298,944

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.750%, 04/15/2026(b)	$395,000	$380,657

		18,595,838

Support Activities for Mining—0.06%
Hilcorp Energy I LP / Hilcorp Finance Co.
6.250%, 11/01/2028(b)	275,000	260,232

Telecommunications—2.51%
AT&T, Inc.
2.550%, 12/01/2033	1,100,000	880,216
3.650%, 06/01/2051	845,000	649,859
3.500%, 09/15/2053	265,000	196,398
3.550%, 09/15/2055	184,000	135,421
3.650%, 09/15/2059	1,018,000	741,945
Frontier Communications Holdings LLC
5.875%, 10/15/2027(b)	400,000	373,848
Lumen Technologies, Inc.
4.500%, 01/15/2029(b)	360,000	269,100
T-Mobile USA, Inc.
2.875%, 02/15/2031	215,000	182,039
4.375%, 04/15/2040	550,000	487,683
3.000%, 02/15/2041	1,186,000	872,472
4.500%, 04/15/2050	645,000	564,706
3.300%, 02/15/2051	350,000	252,140
Verizon Communications, Inc.
4.329%, 09/21/2028	2,494,000	2,465,495
4.016%, 12/03/2029	400,000	384,984
2.355%, 03/15/2032(f)	2,360,000	1,943,308
2.987%, 10/30/2056	660,000	446,251

		10,845,865

Transportation Equipment Manufacturing—1.84%
Boeing Co.
4.875%, 05/01/2025(f)	1,371,000	1,376,127
3.900%, 05/01/2049	185,000	135,508
5.805%, 05/01/2050	1,750,000	1,671,694
Ford Motor Co.
4.750%, 01/15/2043	150,000	112,382
General Motors Co.
6.125%, 10/01/2025	1,448,000	1,492,086
Raytheon Technologies Corp.
7.500%, 09/15/2029	2,213,000	2,587,447
Spirit AeroSystems, Inc.
5.500%, 01/15/2025(b)	115,000	112,764
TransDigm, Inc.
6.250%, 03/15/2026(b)	470,000	462,351

		7,950,359

Utilities—1.36%
Calpine Corp.
4.500%, 02/15/2028(b)(f)	530,000	485,541
DTE Energy Co.
3.400%, 06/15/2029	607,000	555,593

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Exelon Corp.
4.700%, 04/15/2050	$475,000	$449,047
Kinder Morgan Energy Partners LP
4.150%, 02/01/2024	755,000	755,255
Kinder Morgan, Inc.
5.550%, 06/01/2045(f)	1,745,000	1,706,122
New Fortress Energy, Inc.
6.500%, 09/30/2026(b)	160,000	150,942
Pacific Gas and Electric Co.
2.500%, 02/01/2031	1,405,000	1,077,330
Southern Co.
2.950%, 07/01/2023	313,000	310,838
Vistra Operations Co. LLC
4.375%, 05/01/2029(b)(f)	455,000	397,467

		5,888,135

Warehousing and Storage—0.15%
Iron Mountain, Inc.
5.250%, 03/15/2028(b)	80,000	73,524
4.875%, 09/15/2029(b)	410,000	356,249
5.250%, 07/15/2030(b)(f)	260,000	230,406

		660,179

Wood Product Manufacturing—0.02%
Standard Industries, Inc.
4.750%, 01/15/2028(b)(f)	110,000	96,357

TOTAL CORPORATE BONDS (Cost $170,311,148)		150,657,322

FOREIGN CORPORATE BONDS—7.82%
Air Transportation—0.79%
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.500%, 10/20/2025(b)	3,500,000	3,431,709

Chemical Manufacturing—0.07%
NOVA Chemicals Corp.
4.875%, 06/01/2024(b)	205,000	196,539
5.250%, 06/01/2027(b)	130,000	114,969

		311,508

Computer and Electronic Product Manufacturing—0.38%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.450%, 10/01/2025	800,000	775,655
NXP BV / NXP Funding LLC / NXP USA, Inc.
5.000%, 01/15/2033	905,000	874,040

		1,649,695

Credit Intermediation and Related Activities—4.06%
ABN AMRO Bank NV
3.324% to 03/13/2032, then 5 Year CMT Rate + 1.900%, 03/13/2037(a)(b)	600,000	468,152
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/30/2032	880,000	712,536
Banco Santander SA
1.849%, 03/25/2026	1,600,000	1,426,418
5.294%, 08/18/2027	1,400,000	1,374,976
3.490%, 05/28/2030	400,000	343,673

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Barclays PLC
2.852% to 05/07/2025, then SOFR + 2.714%, 05/07/2026(a)	$2,145,000	$2,011,835
3.564% to 09/23/2030, then 5 Year CMT Rate + 2.900%, 09/23/2035(a)	1,000,000	804,186
BAT International Finance PLC
1.668%, 03/25/2026	1,590,000	1,422,857
BNP Paribas SA
2.219% to 06/09/2025, then SOFR + 2.074%, 06/09/2026(a)(b)	1,015,000	936,564
3.052% to 01/13/2030, then SOFR + 1.507%, 01/13/2031(a)(b)	615,000	521,399
Credit Suisse Group AG
3.800%, 06/09/2023	860,000	856,165
6.537% to 08/12/2032, then SOFR + 3.920%, 08/12/2033(a)(b)(f)	950,000	910,227
HSBC Holdings PLC
2.633% to 11/07/2024, then SOFR + 1.402%, 11/07/2025(a)	1,417,000	1,343,528
2.099% to 06/04/2025, then SOFR + 1.929%, 06/04/2026(a)	200,000	184,491
4.950%, 03/31/2030(f)	285,000	277,384
6.000% to 05/22/2027, then 5 Year Mid Swap Rate USD + 3.746%(a)(h)	910,000	838,249
Intesa Sanpaolo SpA
4.198% to 06/01/2031, then 1 Year CMT Rate + 2.600%, 06/01/2032(a)(b)	770,000	559,982
UBS Group AG
4.751% to 05/12/2027, then 1 Year CMT Rate + 1.750%, 05/12/2028(a)(b)	1,170,000	1,150,403
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/2028(b)	350,000	299,478
Westpac Banking Corp.
2.668% to 11/15/2030, then 5 Year CMT Rate + 1.750%, 11/15/2035(a)	1,370,000	1,081,985

		17,524,488

Food Manufacturing—0.16%
Grupo Bimbo SAB de CV
4.700%, 11/10/2047(b)	730,000	687,931

Management of Companies and Enterprises—1.28%
Altice France SA
5.500%, 01/15/2028(b)	405,000	330,233
Carnival Corp.
10.500%, 02/01/2026(b)	160,000	165,008
7.625%, 03/01/2026(b)(f)	580,000	493,783
Credit Suisse Group AG
2.997% to 12/14/2022, then 3 Month LIBOR USD + 1.200%, 12/14/2023(a)(b)	1,145,000	1,137,224
3.869% to 01/12/2028, then 3 Month LIBOR USD + 1.410%, 01/12/2029(a)(b)	250,000	217,146
4.194% to 04/01/2030, then SOFR + 3.730%, 04/01/2031(a)(b)	560,000	471,937
3.091% to 05/14/2031, then SOFR + 1.730%, 05/14/2032(a)(b)	830,000	629,334
Lloyds Banking Group PLC
1.627% to 05/11/2026, then 1 Year CMT Rate + 0.850%, 05/11/2027(a)(f)	1,610,000	1,425,009
3.369% to 12/14/2041, then 5 Year CMT Rate + 1.500%, 12/14/2046(a)	920,000	639,220

		5,508,894

Mining (except Oil and Gas)—0.04%
Hudbay Minerals, Inc.
6.125%, 04/01/2029(b)	210,000	185,172

Oil and Gas Extraction—0.21%
Canadian Natural Resources Ltd.
6.250%, 03/15/2038	850,000	890,251

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.58%
Natwest Group PLC
3.032% to 11/28/2030, then 5 Year CMT Rate + 2.350%, 11/28/2035(a)(f)	$2,170,000	$1,700,787
Societe Generale SA
3.337% to 01/21/2032, then 1 Year CMT Rate + 1.600%, 01/21/2033(a)(b)	975,000	787,288

		2,488,075

Support Activities for Transportation—0.09%
American Airlines Inc/AAdvantage Loyalty IP Ltd.
5.500%, 04/20/2026(b)(f)	405,000	385,827

Telecommunications—0.10%
Vodafone Group PLC
4.875%, 06/19/2049	500,000	451,319

Water Transportation—0.06%
Royal Caribbean Cruises Ltd.
5.500%, 04/01/2028(b)(f)	350,000	269,619

TOTAL FOREIGN CORPORATE BONDS (Cost $37,967,565)		33,784,488

FOREIGN GOVERNMENT AGENCY ISSUES—1.01%
Asian Development Bank
3.125%, 04/27/2032	960,000	944,186
Development Bank of Japan, Inc.
1.000%, 08/27/2030(b)	260,000	211,908
European Investment Bank
3.250%, 11/15/2027	235,000	233,414
1.750%, 03/15/2029	115,000	104,354
International Bank for Reconstruction & Development
3.125%, 06/15/2027	640,000	631,806
Japan International Cooperation Agency
3.250%, 05/25/2027	790,000	770,718
Kreditanstalt fuer Wiederaufbau
3.000%, 05/20/2027	740,000	726,822
Province of Ontario Canada
2.125%, 01/21/2032	865,000	755,149

TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $4,596,842)		4,378,357

FOREIGN GOVERNMENT NOTES/BONDS—2.15%
Brazilian Government International Bond
5.625%, 02/21/2047	515,000	427,766
Colombia Government International Bond
4.000%, 02/26/2024	590,000	578,588
3.875%, 04/25/2027	150,000	134,730
3.000%, 01/30/2030(f)	570,000	441,708
Dominican Republic International Bond
6.875%, 01/29/2026(b)	330,000	338,524
6.850%, 01/27/2045(b)	560,000	476,915
Hungary Government International Bond
7.625%, 03/29/2041(f)	560,000	648,571
Indonesia Government International Bond
4.350%, 01/08/2027(b)	550,000	556,589
5.250%, 01/17/2042(b)	410,000	411,551
Mexico Government International Bond
4.350%, 01/15/2047	740,000	582,064

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Paraguay Government International Bond
4.700%, 03/27/2027(b)(f)	$715,000	$707,756
Peruvian Government International Bond
2.392%, 01/23/2026	480,000	449,862
8.750%, 11/21/2033(f)	380,000	489,625
Philippine Government International Bond
3.950%, 01/20/2040	640,000	584,694
Republic of Azerbaijan International Bond
4.750%, 03/18/2024(b)	720,000	720,112
Republic of South Africa Government International Bond
5.000%, 10/12/2046	150,000	101,830
Romanian Government International Bond
6.125%, 01/22/2044(b)	975,000	926,253
Saudi Government International Bond
4.500%, 10/26/2046(b)	755,000	706,879

TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Cost $10,913,850)		9,284,017

NON-AGENCY MORTGAGE BACKED SECURITIES—5.28%
Angel Oak Mortgage Trust
2019-6, 2.620%, 11/25/2059(b)(d)	94,427	92,657
Bank
2021-BNK31, 1.739%, 02/15/2054	454,000	397,096
2022-BNK39, 2.928%, 02/15/2055	179,000	159,453
BBCMS Mortgage Trust
2021-C11, 1.504%, 09/15/2054(d)(e)	7,975,801	655,901
BB-UBS Trust
2012-SHOW, 3.430%, 11/05/2036(b)	1,646,000	1,574,250
Benchmark Mortgage Trust
2020-B21, 1.978%, 12/17/2053	251,000	209,314
2021-B23, 1.766%, 02/15/2054	612,000	534,298
2021-B26, 0.999%, 06/15/2054(d)(e)	9,538,801	504,073
2021-B29, 2.388%, 09/15/2054	301,000	256,362
2021-B31 D, 2.250%, 12/15/2054(b)	278,000	177,155
2021-B31, 2.669%, 12/15/2054	262,716	228,513
2021-B31 C, 3.195%, 12/15/2054(d)	415,000	329,229
2022-B34, 3.786%, 04/15/2055(d)	231,021	220,044
BX Commercial Mortgage Trust
2021-VOLT, 4.041% (1 Month LIBOR USD + 1.650%), 09/15/2036(b)(c)	1,085,000	1,039,364
BX Trust
2021-SDMF, 3.978% (1 Month LIBOR USD + 1.587%), 09/15/2034(b)(c)	653,000	618,772
2019-OC11, 3.202%, 12/09/2041(b)	971,000	862,138
BXP Trust
2017-GM, 3.379%, 06/13/2039(b)	331,000	309,929
CAMB Commercial Mortgage Trust
2019-LIFE, 3.641% (1 Month LIBOR USD + 1.250%), 12/15/2037(b)(c)	978,000	957,827
Citigroup Commercial Mortgage Trust
2013-GCJ11, 3.732%, 04/10/2046(d)	455,000	449,050
2013-GC17, 5.095%, 11/10/2046(d)	145,000	143,258
2014-GC25, 1.098%, 10/10/2047(d)(e)	1,294,446	19,932
2015-GC27, 1.470%, 02/10/2048(d)(e)	935,444	22,963
2022-GC48, 4.743%, 05/15/2054(d)	238,407	245,272
2019-GC41, 2.869%, 08/10/2056	346,000	314,827
COMM Mortgage Trust
2012-CCRE4, 3.251%, 10/15/2045	476,000	468,662

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
2014-UBS2, 3.472%, 03/10/2047	$232,540	$230,865
2014-CR16, 1.105%, 04/10/2047(d)(e)	1,225,496	14,890
2014-LC15, 1.220%, 04/10/2047(d)(e)	1,200,766	14,042
2014-CR17, 1.113%, 05/10/2047(d)(e)	1,037,349	12,142
2014-UBS3, 1.218%, 06/10/2047(d)(e)	867,131	11,569
2014-UBS6, 1.000%, 12/10/2047(d)(e)	1,473,589	21,991
2014-CCRE21, 3.987%, 12/10/2047	281,514	273,190
Connecticut Avenue Securities Trust
2021-R01, 3.733% (SOFR30A + 1.550%), 10/25/2041(b)(c)	480,000	464,773
2022-R01, 4.083% (SOFR30A + 1.900%), 12/25/2041(b)(c)	1,070,000	1,000,132
2022-R03, 5.683% (SOFR30A + 3.500%), 03/25/2042(b)(c)	1,065,000	1,079,016
2022-R07, 5.158% (SOFR30A + 2.950%), 06/25/2042(b)(c)	635,305	649,133
CSAIL Commercial Mortgage Trust
2019-C17, 3.016%, 09/15/2029	850,000	770,186
2015-C1, 4.044%, 04/15/2050(d)	450,000	418,387
2015-C2, 0.859%, 06/15/2057(d)(e)	1,418,532	21,049
GS Mortgage Securities Trust
2012-GCJ9, 3.747%, 11/10/2045(b)	345,000	344,173
2014-GC18, 1.201%, 01/10/2047(d)(e)	3,271,470	34,289
2014-GC26, 1.088%, 11/10/2047(d)(e)	1,817,700	30,210
2015-GC34, 3.278%, 10/10/2048	91,479	89,911
2020-GC47, 2.377%, 05/12/2053	73,000	63,508
Hilton USA Trust
2016-HHV, 3.719%, 11/05/2038(b)	283,000	267,605
Hudson Yards Mortgage Trust
2019-55HY, 3.041%, 12/10/2041(b)(d)	865,000	770,737
J.P. Morgan Chase Commercial Mortgage Securities Trust
2022-OPO, 3.377%, 01/05/2039(b)	501,000	451,470
Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9, 2.657%, 05/15/2046	64,826	64,592
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048(d)	200,000	195,596
2018-L1, 4.880%, 10/15/2051(d)	325,000	311,777
2020-HR8, 2.041%, 07/15/2053	335,000	282,306
New Residential Mortgage Loan Trust
2019-NQM5, 2.710%, 11/25/2059(b)(d)	156,546	148,478
OBX Trust
2021-NQM3, 1.054%, 07/25/2061(b)(d)	805,213	667,611
Taubman Centers Commercial Mortgage Trust
2022-DPM, 5.239% (TSFR1M + 2.932%), 05/15/2037(b)(c)	1,045,000	1,024,798
UBS Commercial Mortgage Trust
2017-C2, 3.487%, 08/15/2050	1,025,000	979,604
2017-C4 AS, 3.836%, 10/15/2050(d)	200,000	188,530
2018-C14, 3.379%, 12/15/2051	9,278	9,263
UBS-Barclays Commercial Mortgage Trust
2013-C6, 2.788%, 04/10/2046	15,497	15,476
Verus Securitization Trust
2019-4, 2.642%, 11/25/2059(b)	48,773	47,999
Wells Fargo Commercial Mortgage Trust
2015-C29, 3.637%, 06/15/2048	130,000	127,074
2018-C48, 4.302%, 01/15/2052	625,000	617,708
WFRBS Commercial Mortgage Trust
2014-LC14, 1.419%, 03/15/2047(d)(e)	659,765	8,176
2014-C22, 0.940%, 09/15/2057(d)(e)	2,926,523	34,798

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
2014-C22, 4.069%, 09/15/2057(d)	$290,000	$283,777

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES (Cost $25,747,535)		22,831,170

AGENCY MORTGAGE BACKED SECURITIES — 30.81%
Fannie Mae Connecticut Avenue Securities
2017-C03, 5.444% (1 Month LIBOR USD + 3.000%), 10/25/2029(c)	1,095,677	1,122,302
2017-C04, 5.294% (1 Month LIBOR USD + 2.850%), 11/25/2029(c)	252,894	259,341
2017-C05, 4.644% (1 Month LIBOR USD + 2.200%), 01/25/2030(c)	554,988	546,762
2017-C06, 5.244% (1 Month LIBOR USD + 2.800%), 02/25/2030(c)	1,201,007	1,192,512
2017-C07 1M2, 4.844% (1 Month LIBOR USD + 2.400%), 05/25/2030(c)	562,423	556,948
2017-C07 2M2, 4.944% (1 Month LIBOR USD + 2.500%), 05/25/2030(c)	540,150	549,718
2018-C01, 4.694% (1 Month LIBOR USD + 2.250%), 07/25/2030(c)	1,251,495	1,259,728
2018-C02, 4.644% (1 Month LIBOR USD + 2.200%), 08/25/2030(c)	1,199,510	1,200,634
2018-C03, 4.594% (1 Month LIBOR USD + 2.150%), 10/25/2030(c)	837,585	849,320
2018-C04, 4.994% (1 Month LIBOR USD + 2.550%), 12/25/2030(c)	1,725,424	1,750,011
Fannie Mae Interest Strip
#TBA, 4.000%, 08/25/2043(e)	1,344,204	237,742
Fannie Mae Pool
MA0096, 4.500%, 06/01/2029	3,099	3,150
AB3000, 4.500%, 05/01/2031	8,729	8,811
AB1389, 4.500%, 08/01/2040	26,122	26,718
#TBA, 4.000%, 09/01/2040	3,410,000	3,334,341
MA0510, 4.500%, 09/01/2040	287	294
AE8714, 3.500%, 11/01/2040	10,573	10,327
890310, 4.500%, 12/01/2040	6,137	6,277
AH3952, 4.000%, 01/01/2041	76,444	76,671
AL0791, 4.000%, 02/01/2041	27,134	27,214
AE0954, 4.500%, 02/01/2041	21,693	22,188
AS7001, 3.000%, 04/01/2041	535,202	509,985
AL0245, 4.000%, 04/01/2041	5,698	5,704
AL0065, 4.500%, 04/01/2041	10,318	10,554
AB3194, 4.500%, 06/01/2041	7,547	7,719
AH7395, 4.500%, 06/01/2041	2,322	2,329
#TBA, 5.000%, 09/15/2041	1,695,000	1,713,388
FM0040, 3.000%, 10/01/2041	96,026	91,562
AL1547, 4.500%, 11/01/2041	4,027	4,119
AJ9278, 3.500%, 12/01/2041	5,204	5,066
AJ6346, 3.500%, 12/01/2041	16,952	16,549
AK6744, 4.000%, 03/01/2042	32,702	32,721
AK9393, 3.500%, 04/01/2042	10,319	10,041
AO1214, 3.500%, 04/01/2042	60,088	58,617
AK6568, 3.500%, 04/01/2042	21,553	21,025
AL4029, 4.500%, 04/01/2042	30,480	31,178
AL7306, 4.500%, 09/01/2042	17,409	17,636
AP8743, 3.500%, 10/01/2042	162,017	158,063
AL3714, 3.500%, 01/01/2043	15,089	14,720
AL2897, 3.500%, 01/01/2043	23,219	22,650
AQ9330, 3.500%, 01/01/2043	20,429	19,879
AB7965, 3.500%, 02/01/2043	13,412	13,084
AB9046, 3.500%, 04/01/2043	40,775	39,775
AT2021, 3.500%, 04/01/2043	13,760	13,390
AT1001, 3.500%, 04/01/2043	15,104	14,799
AB9260, 3.500%, 05/01/2043	38,139	37,204
AS0212, 3.500%, 08/01/2043	35,599	34,727

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
AU0949, 3.500%, 08/01/2043	$32,810	$32,377
AU3751, 4.000%, 08/01/2043	67,808	67,799
AU6857, 4.000%, 09/01/2043	29,692	29,753
AS0531, 4.000%, 09/01/2043	31,266	31,271
AU4658, 4.500%, 09/01/2043	5,618	5,641
MA1600, 3.500%, 10/01/2043	15,832	15,444
AS1042, 4.000%, 11/01/2043	26,189	26,186
AS1333, 4.500%, 12/01/2043	11,307	11,566
AL4450, 4.500%, 12/01/2043	12,615	12,904
AS1559, 4.000%, 01/01/2044	17,656	17,686
AS2516, 4.500%, 05/01/2044	12,346	12,628
AS2751, 4.500%, 06/01/2044	15,097	15,443
MA1926, 4.500%, 06/01/2044	12,771	12,997
AL6223, 4.500%, 08/01/2044	14,891	15,232
AX0118, 4.000%, 09/01/2044	116,313	115,750
AX2491, 4.000%, 10/01/2044	7,603	7,591
AS3467, 4.000%, 10/01/2044	9,674	9,672
AL6432, 4.000%, 01/01/2045	24,509	24,506
AL6520, 4.000%, 02/01/2045	85,469	85,512
AZ0862, 3.500%, 07/01/2045	46,565	45,150
AZ0814, 3.500%, 07/01/2045	27,712	26,878
BM1953, 3.500%, 08/01/2045	58,977	57,534
AZ4775, 3.500%, 10/01/2045	11,718	11,354
AZ4788, 4.000%, 10/01/2045	242,871	242,261
CA2929, 3.500%, 12/01/2045	96,453	93,481
AS6311, 3.500%, 12/01/2045	16,922	16,426
AS6405, 4.000%, 12/01/2045	198,701	198,231
AS6464, 3.500%, 01/01/2046	22,373	21,719
BC4114, 3.500%, 02/01/2046	131,763	127,900
AL8219, 4.000%, 02/01/2046	207,284	208,000
BC0305, 4.000%, 03/01/2046	48,818	48,633
AS6795, 4.000%, 03/01/2046	44,424	44,253
AL8387, 4.000%, 03/01/2046	498,959	499,088
FM1370, 3.000%, 04/01/2046	33,691	31,979
BC0793, 3.500%, 04/01/2046	113,277	110,010
BC0835, 4.000%, 04/01/2046	104,835	104,371
AS7248, 4.000%, 05/01/2046	56,703	56,528
AS7200, 4.500%, 05/01/2046	6,482	6,516
AS7388, 3.500%, 06/01/2046	471,226	459,217
AS7401, 4.000%, 06/01/2046	42,498	42,345
AL9282, 4.000%, 06/01/2046	79,837	79,632
AL8735, 4.000%, 06/01/2046	117,074	116,941
AS7580, 3.000%, 07/01/2046	107,903	102,159
AS7492, 4.000%, 07/01/2046	20,182	20,137
AS7801, 3.500%, 08/01/2046	103,297	100,272
MA2737, 3.000%, 09/01/2046	599,702	567,545
MA2771, 3.000%, 10/01/2046	90,988	86,071
AS8056, 3.000%, 10/01/2046	59,216	55,966
BM3932, 3.500%, 10/01/2046	84,090	81,567
AS8269, 3.000%, 11/01/2046	76,269	72,052
AS8699, 4.000%, 01/01/2047	21,099	20,980
BE2975, 4.000%, 01/01/2047	103,359	102,375
AS8661, 4.000%, 01/01/2047	70,913	70,512
AS8659, 4.000%, 01/01/2047	26,664	26,537

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
AS8700, 4.500%, 01/01/2047	$25,289	$25,632
MA2872, 4.500%, 01/01/2047	60,586	61,351
AL9879, 3.500%, 02/01/2047	1,418,725	1,377,047
BE5475, 3.500%, 02/01/2047	37,388	36,247
AL9916, 4.000%, 02/01/2047	119,226	118,919
AS8966, 4.000%, 03/01/2047	20,304	20,202
FM4894, 4.000%, 03/01/2047	445,226	444,628
AS8982, 4.500%, 03/01/2047	8,406	8,506
FM1000, 3.000%, 04/01/2047	216,020	203,703
CA5843, 3.000%, 04/01/2047	122,906	115,755
MA2959, 3.500%, 04/01/2047	82,039	79,229
BM5348, 3.500%, 05/01/2047	46,367	45,017
BM5784, 3.500%, 05/01/2047	105,026	101,964
AS9536, 3.500%, 05/01/2047	41,652	40,431
BM5347, 3.500%, 05/01/2047	93,049	90,334
BE3619, 4.000%, 05/01/2047	90,320	89,672
MA3008, 4.500%, 05/01/2047	17,510	17,584
AS9829, 3.500%, 06/01/2047	37,844	36,727
AS9664, 4.000%, 06/01/2047	22,913	22,804
BE3702, 4.000%, 06/01/2047	50,111	49,697
AS9831, 4.000%, 06/01/2047	55,511	55,197
BM5179, 3.000%, 07/01/2047	68,996	65,406
BE3767, 3.500%, 07/01/2047	48,209	46,712
CA0062, 4.000%, 07/01/2047	44,615	44,390
MA3121, 4.000%, 09/01/2047	520,405	517,158
FM4019, 3.500%, 10/01/2047	439,614	424,336
CA0559, 4.500%, 10/01/2047	53,347	53,985
FM1467, 3.000%, 12/01/2047	68,201	64,994
BH7058, 3.500%, 12/01/2047	122,819	118,659
MA3210, 3.500%, 12/01/2047	113,094	109,375
FM2897, 3.000%, 02/01/2048	214,300	202,775
CA4140, 3.000%, 02/01/2048	68,332	64,345
CA1535, 3.500%, 02/01/2048	23,240	22,517
BJ8783, 3.500%, 02/01/2048	83,813	81,185
CA1218, 4.500%, 02/01/2048	38,724	38,837
MA3278, 4.500%, 02/01/2048	225,816	227,030
BJ0650, 3.500%, 03/01/2048	51,067	49,398
BJ0648, 3.500%, 03/01/2048	48,229	46,653
BM3590, 3.500%, 03/01/2048	98,843	95,700
FM5923, 3.500%, 03/01/2048	608,502	589,920
BM3900, 4.000%, 04/01/2048	94,362	93,699
CA1710, 4.500%, 05/01/2048	66,205	66,772
FM2385, 3.000%, 09/01/2048	131,168	123,505
FM1572, 3.000%, 09/01/2048	216,356	204,798
BM5024, 3.000%, 11/01/2048	57,584	54,129
FM2915, 3.000%, 11/01/2048	469,209	446,907
FM5108, 3.500%, 11/01/2048	621,788	603,640
FM1239, 3.500%, 11/01/2048	76,471	74,059
FM2239, 3.000%, 12/01/2048	115,770	109,310
CA2922, 3.000%, 12/01/2048	193,364	181,607
FM1051, 4.500%, 05/01/2049	155,936	156,956
FM4895, 4.000%, 06/01/2049	398,138	395,904
CA3683, 4.500%, 06/01/2049	60,614	61,057
BO2201, 3.000%, 09/01/2049	162,763	151,436

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
CA4571, 4.000%, 11/01/2049	$401,636	$396,209
BO6164, 3.000%, 01/01/2050	68,799	64,072
BO8947, 3.000%, 01/01/2050	87,426	81,283
FM3619, 4.500%, 01/01/2050	102,384	102,084
BP2099, 3.000%, 02/01/2050	360,211	335,379
BP1424, 3.000%, 03/01/2050	132,625	123,293
FM7592, 3.500%, 03/01/2050	605,981	584,417
CA5519, 3.000%, 04/01/2050	77,297	71,946
FM4334, 3.000%, 04/01/2050	186,657	174,089
MA3992, 3.500%, 04/01/2050	152,657	147,095
CA5559, 3.500%, 04/01/2050	625,142	602,007
CA5670, 3.000%, 05/01/2050	124,044	115,337
CA5668, 3.000%, 05/01/2050	295,318	274,861
CA6086, 3.000%, 06/01/2050	1,222,707	1,139,969
BP6466, 3.000%, 07/01/2050	192,619	179,257
CA6291, 3.000%, 07/01/2050	87,192	81,193
BP6481, 4.500%, 07/01/2050	34,967	35,085
BQ0239, 2.500%, 08/01/2050	200,399	180,886
BQ0188, 3.000%, 08/01/2050	106,758	99,341
BP6716, 2.500%, 09/01/2050	354,221	318,090
BK3044, 2.500%, 09/01/2050	336,345	302,061
MA4121, 3.000%, 09/01/2050	578,904	540,157
FM9143, 4.500%, 09/01/2050	144,278	145,189
MA4160, 3.000%, 10/01/2050	488,801	454,853
MA4170, 4.500%, 10/01/2050	337,139	336,850
FM7475, 4.500%, 10/01/2050	23,758	23,912
MA4208, 2.000%, 12/01/2050	2,467,403	2,138,047
FM5316, 2.000%, 12/01/2050	198,725	171,932
MA4237, 2.000%, 01/01/2051	207,024	179,228
BR1269, 2.500%, 01/01/2051	783,338	705,541
MA4256, 2.500%, 02/01/2051	700,443	628,874
FM6289, 3.000%, 02/01/2051	549,403	511,158
MA4282, 2.500%, 03/01/2051	445,840	400,311
MA4306, 2.500%, 04/01/2051	286,524	257,070
BR7795, 2.500%, 04/01/2051	716,561	642,513
MA4307, 3.000%, 04/01/2051	843,920	784,814
MA4325, 2.000%, 05/01/2051	714,652	617,589
MA4326, 2.500%, 05/01/2051	472,997	423,646
BT2488, 2.500%, 05/01/2051	446,568	400,320
FM7189, 2.500%, 05/01/2051	502,373	450,530
MA4356, 2.500%, 06/01/2051	938,741	843,493
BT0417, 2.500%, 06/01/2051	308,937	276,905
FM7738, 2.500%, 06/01/2051	509,071	456,311
MA4357, 3.000%, 06/01/2051	681,224	633,228
MA4378, 2.000%, 07/01/2051	671,959	581,397
FS1550, 2.500%, 07/01/2051	358,399	322,032
BT1339, 2.500%, 07/01/2051	777,826	697,315
CB1027, 2.500%, 07/01/2051	267,075	239,318
MA4379, 2.500%, 07/01/2051	370,750	332,376
CB1038, 2.500%, 07/01/2051	333,386	298,778
FM8178, 2.500%, 07/01/2051	809,600	725,334
MA4380, 3.000%, 07/01/2051	938,747	872,510
MA4399, 2.500%, 08/01/2051	2,457,304	2,202,498
FM8360, 2.500%, 08/01/2051	376,124	337,801

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
FM8422, 2.500%, 08/01/2051	$781,964	$700,961
BT3273, 2.500%, 08/01/2051	781,668	700,567
MA4401, 3.500%, 08/01/2051	247,838	237,331
BT7263, 2.500%, 09/01/2051	472,527	423,575
FM8821, 3.000%, 09/01/2051	446,676	415,067
MA4437, 2.000%, 10/01/2051	353,664	305,550
MA4465, 2.000%, 11/01/2051	95,208	82,269
CB2852, 2.000%, 11/01/2051	1,371,162	1,185,713
MA4493, 2.500%, 12/01/2051	449,795	402,885
FS0121, 2.000%, 01/01/2052	789,824	683,051
CB2548, 2.500%, 01/01/2052	144,141	129,340
FS1027, 3.000%, 02/01/2052	819,713	762,402
BV4139, 2.500%, 03/01/2052	219,409	196,968
BV2859, 3.000%, 03/01/2052	793,846	736,495
MA4600, 3.500%, 05/01/2052	1,569,255	1,500,033
BU8667, 4.000%, 05/01/2052	572,381	562,207
MA4625, 3.500%, 06/01/2052	640,451	612,366
BU8725, 3.500%, 06/01/2052	249,254	238,321
MA4626, 4.000%, 06/01/2052	713,668	698,941
CB3914, 4.000%, 06/01/2052	539,988	528,978
BV2634, 4.000%, 07/01/2052	548,960	537,256
MA4655, 4.000%, 07/01/2052	494,310	484,129
MA4656, 4.500%, 07/01/2052	345,720	344,708
BV2623, 4.500%, 07/01/2052	272,617	271,819
FS2603, 4.500%, 08/01/2052	725,000	722,877
MA4731, 3.500%, 09/01/2052	350,000	334,488
Fannie Mae Principal Strip
#TBA, 0.000%, 07/15/2037	1,370,000	780,948
Fannie Mae REMICS
2012-70, 3.556% (1 Month LIBOR USD + 6.000%), 07/25/2042(c)(e)	969,183	121,564
2012-68, 3.606% (1 Month LIBOR USD + 6.050%), 07/25/2042(c)(e)	1,632,896	215,699
2013-6, 3.656% (1 Month LIBOR USD + 6.100%), 02/25/2043(c)(e)	1,023,655	125,056
2013-18, 3.656% (1 Month LIBOR USD + 6.100%), 03/25/2043(c)(e)	1,088,696	141,372
2014-90, 3.706% (1 Month LIBOR USD + 6.150%), 01/25/2045(c)(e)	1,562,584	202,440
2015-32, 3.756% (1 Month LIBOR USD + 6.200%), 05/25/2045(c)(e)	998,792	127,707
2016-03, 4.000%, 02/25/2046(e)	464,283	83,055
2016-40, 3.406% (1 Month LIBOR USD + 5.850%), 07/25/2046(c)(e)	632,400	81,870
2018-07, 4.000%, 02/25/2048(e)	1,285,049	246,996
2020-52, 4.500%, 08/25/2050(e)	1,167,025	248,260
Freddie Mac Gold Pool
G1-3122, 5.000%, 04/01/2023	47	48
G1-4953, 3.500%, 01/01/2029	16,299	16,154
A8-6315, 4.500%, 05/01/2039	14,482	14,792
A8-6521, 4.500%, 05/01/2039	28,836	29,524
A9-3617, 4.500%, 08/01/2040	2,436	2,494
Q0-0285, 4.500%, 04/01/2041	3,810	3,901
Q0-0876, 4.500%, 05/01/2041	24,277	24,858
Q0-2173, 4.500%, 07/01/2041	16,368	16,759
Q0-3705, 4.000%, 10/01/2041	17,066	16,862
C0-3795, 3.500%, 04/01/2042	118,248	115,459
Q0-9004, 3.500%, 06/01/2042	11,082	10,794
C0-9004, 3.500%, 07/01/2042	11,633	11,359
Q0-9896, 3.500%, 08/01/2042	15,237	14,877
Q1-1348, 3.500%, 09/01/2042	31,880	31,129

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Q1-8305, 3.500%, 05/01/2043	$12,812	$12,509
Q1-9475, 3.500%, 06/01/2043	21,882	21,372
G6-0030, 3.500%, 07/01/2043	68,802	67,229
Q2-0780, 3.500%, 08/01/2043	27,163	26,640
Q2-0857, 3.500%, 08/01/2043	17,123	16,835
G0-7459, 3.500%, 08/01/2043	13,840	13,513
G0-8541, 3.500%, 08/01/2043	24,311	23,737
V8-0509, 4.000%, 10/01/2043	14,337	14,356
G0-8558, 4.000%, 11/01/2043	16,128	16,141
Q2-6367, 4.000%, 05/01/2044	4,392	4,387
Q2-6513, 4.500%, 06/01/2044	11,984	12,040
Q2-9916, 4.000%, 11/01/2044	19,065	19,052
Q4-5219, 3.500%, 01/01/2045	82,340	80,296
G0-7961, 3.500%, 03/01/2045	18,840	18,395
G0-8633, 4.000%, 03/01/2045	36,512	36,541
G0-8636, 3.500%, 04/01/2045	22,070	21,459
G0-8637, 4.000%, 04/01/2045	18,217	18,231
Q3-3869, 4.000%, 06/01/2045	11,867	11,877
Q3-5225, 3.500%, 08/01/2045	10,864	10,554
G0-8659, 3.500%, 08/01/2045	60,260	58,541
G0-8660, 4.000%, 08/01/2045	72,017	72,031
V8-1873, 4.000%, 08/01/2045	16,177	16,180
V8-1992, 4.000%, 10/01/2045	220,063	218,631
G0-8672, 4.000%, 10/01/2045	12,047	12,042
G0-8676, 3.500%, 11/01/2045	26,141	25,417
G6-0480, 4.500%, 11/01/2045	10,849	11,119
G0-8681, 3.500%, 12/01/2045	19,451	18,896
G0-8682, 4.000%, 12/01/2045	24,408	24,388
Q3-8470, 4.000%, 01/01/2046	13,728	13,696
Q3-8473, 4.000%, 01/01/2046	24,211	24,158
G0-8694, 4.000%, 02/01/2046	14,000	13,983
Q3-9434, 3.500%, 03/01/2046	4,063	3,945
Q3-9644, 3.500%, 03/01/2046	88,086	85,572
G0-8693, 3.500%, 03/01/2046	4,367	4,242
Q3-9438, 4.000%, 03/01/2046	77,287	77,015
G0-8699, 4.000%, 03/01/2046	37,981	37,926
G0-8702, 3.500%, 04/01/2046	44,886	43,605
Q4-0375, 3.500%, 05/01/2046	29,177	28,345
G0-8706, 3.500%, 05/01/2046	20,587	20,163
Q4-0718, 3.500%, 05/01/2046	126,088	122,492
G0-8708, 4.500%, 05/01/2046	29,707	30,296
Q4-1208, 3.500%, 06/01/2046	63,387	61,583
Q4-5458, 4.000%, 08/01/2046	61,953	61,875
G0-8721, 3.000%, 09/01/2046	43,495	41,190
G0-8735, 4.500%, 10/01/2046	42,209	42,796
G0-8741, 3.000%, 01/01/2047	797,205	753,319
G0-8743, 4.000%, 01/01/2047	35,904	35,770
Q4-6279, 3.500%, 02/01/2047	50,810	49,286
Q4-6283, 4.000%, 02/01/2047	40,692	40,461
G0-8752, 4.000%, 03/01/2047	17,523	17,574
Q4-6539, 4.500%, 03/01/2047	3,476	3,487
G0-8757, 3.500%, 04/01/2047	8,257	8,022
G0-8759, 4.500%, 04/01/2047	13,590	13,767
V8-3204, 4.500%, 05/01/2047	32,782	33,027

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
Q4-9100, 4.000%, 07/01/2047	$79,618	$79,178
Q4-9394, 4.500%, 07/01/2047	68,046	68,943
Q4-9888, 3.500%, 08/01/2047	43,205	41,972
Q5-0035, 3.500%, 08/01/2047	62,213	60,437
Q5-0109, 3.500%, 08/01/2047	8,735	8,472
G6-1228, 4.000%, 08/01/2047	120,324	119,827
G0-8779, 3.500%, 09/01/2047	177,868	172,647
G0-8785, 4.000%, 10/01/2047	91,473	90,735
Q5-2319, 3.500%, 11/01/2047	135,794	131,723
G6-1631, 3.500%, 11/01/2047	159,459	154,946
G6-1467, 4.000%, 11/01/2047	118,515	118,026
G6-1281, 3.500%, 01/01/2048	77,013	74,768
G0-8800, 3.500%, 02/01/2048	104,627	101,406
Q5-4463, 4.000%, 02/01/2048	58,385	58,108
G6-7710, 3.500%, 03/01/2048	145,543	141,237
Freddie Mac Multifamily Structured Pass Through Certificates
K-098, 1.517%, 08/25/2029(d)(e)	1,985,000	161,803
Freddie Mac Pool
ZS-9972, 3.000%, 03/01/2042	740,882	705,495
ZM-0630, 4.000%, 01/01/2046	242,376	241,669
ZT-0390, 4.000%, 03/01/2046	95,642	95,632
ZM-1590, 3.000%, 08/01/2046	534,884	504,940
SD-0035, 3.000%, 04/01/2047	475,830	452,264
ZM-4908, 3.500%, 11/01/2047	217,270	210,558
ZA-5250, 4.000%, 01/01/2048	201,841	201,436
ZS-4759, 3.500%, 03/01/2048	133,400	129,198
ZM-6197, 4.000%, 04/01/2048	477,027	475,973
SD-0298, 3.000%, 11/01/2048	336,608	318,104
ZN-2103, 4.500%, 12/01/2048	34,368	34,552
ZA-7141, 3.000%, 06/01/2049	65,622	61,123
SD-8005, 3.500%, 08/01/2049	622,028	599,727
SD-8013, 4.500%, 09/01/2049	96,309	96,968
SI-2009, 3.000%, 10/01/2049	412,771	384,681
QA-5549, 3.000%, 12/01/2049	226,175	210,495
QA-6750, 3.000%, 02/01/2050	127,951	119,514
QA-7325, 3.000%, 02/01/2050	169,419	158,007
QA-8311, 3.000%, 03/01/2050	196,586	184,437
SD-8068, 3.000%, 06/01/2050	558,788	519,709
RA-2970, 2.500%, 07/01/2050	185,905	167,390
SD-8074, 3.000%, 07/01/2050	82,285	76,469
SD-8075, 3.500%, 07/01/2050	470,623	453,288
QB-2682, 2.500%, 08/01/2050	136,394	122,454
SD-8084, 3.000%, 08/01/2050	240,716	223,801
SD-8086, 4.000%, 08/01/2050	187,429	184,863
RA-3484, 3.000%, 09/01/2050	283,722	263,858
SD-8098, 2.000%, 10/01/2050	2,397,635	2,075,849
QB-4785, 2.500%, 10/01/2050	198,310	178,037
QB-6037, 2.500%, 11/01/2050	142,735	128,136
SD-8122, 2.500%, 01/01/2051	418,752	375,932
SD-8123, 3.000%, 01/01/2051	576,994	536,771
SD-8129, 2.500%, 02/01/2051	563,821	506,083
RA-4527, 2.500%, 02/01/2051	288,608	258,972
SD-8135, 2.500%, 03/01/2051	202,388	181,690
QC-0945, 2.500%, 04/01/2051	813,041	729,176

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
SD-8147, 2.500%, 05/01/2051	$471,913	$423,162
QC-2565, 2.000%, 06/01/2051	548,789	474,662
SD-8156, 2.500%, 07/01/2051	437,625	392,279
QC-3907, 2.500%, 07/01/2051	464,297	416,041
QC-4235, 2.500%, 07/01/2051	722,094	646,908
SD-8160, 2.000%, 08/01/2051	833,037	720,472
QC-6209, 2.500%, 08/01/2051	396,753	355,569
QC-5978, 2.500%, 08/01/2051	636,073	570,822
SD-8167, 2.500%, 09/01/2051	1,137,598	1,019,369
RA-5855, 2.500%, 09/01/2051	748,293	670,291
SD-8169, 3.500%, 09/01/2051	113,953	109,202
SD-0780, 2.500%, 12/01/2051	516,391	462,654
SD-8184, 3.000%, 12/01/2051	208,490	193,558
SD-8189, 2.500%, 01/01/2052	811,374	726,543
RA-6686, 4.000%, 01/01/2052	236,406	231,708
QD-7594, 2.500%, 02/01/2052	688,474	618,443
SD-1011, 2.500%, 04/01/2052	407,811	365,442
SD-8214, 3.500%, 05/01/2052	1,127,652	1,077,911
QE-5474, 4.000%, 07/01/2052	348,991	341,824
SD-1060, 4.000%, 07/01/2052	349,088	341,805
SD-8231, 4.500%, 07/01/2052	346,320	345,306
QE-6058, 4.500%, 07/01/2052	784,680	782,383
SD-8233, 5.000%, 07/01/2052	689,492	698,777
SD-1382, 4.000%, 08/01/2052	849,072	832,110
Freddie Mac REMICS
4121, 3.809% (1 Month LIBOR USD + 6.200%), 10/15/2042(c)(e)	973,685	132,106
4122, 4.000%, 10/15/2042(e)	1,022,366	195,020
4159, 3.759% (1 Month LIBOR USD + 6.150%), 01/15/2043(c)(e)	1,368,610	201,858
4459, 4.000%, 08/15/2043(e)	2,018,085	375,530
4385, 4.500%, 09/15/2044(e)	199,895	36,015
4572, 3.659% (1 Month LIBOR USD + 6.050%), 04/15/2046(c)(e)	446,262	58,345
4583, 3.609% (1 Month LIBOR USD + 6.000%), 05/15/2046(c)(e)	457,459	56,622
4616, 3.609% (1 Month LIBOR USD + 6.000%), 09/15/2046(c)(e)	1,097,894	153,302
4623, 3.609% (1 Month LIBOR USD + 6.000%), 10/15/2046(c)(e)	994,171	147,979
4648, 3.609% (1 Month LIBOR USD + 6.000%), 01/15/2047(c)(e)	428,768	56,622
Freddie Mac STACR REMIC Trust
2022-HQA1, 5.683% (SOFR30A + 3.500%), 03/25/2042(b)(c)	309,000	309,013
2022-DNA3, 5.083% (SOFR30A + 2.900%), 04/25/2042(b)(c)	506,000	501,294
Freddie Mac Structured Agency Credit Risk Debt Notes
2017-HQA3, 4.794% (1 Month LIBOR USD + 2.350%), 04/25/2030(c)	735,362	737,932
2018-DNA1, 4.244% (1 Month LIBOR USD + 1.800%), 07/25/2030(c)	332,458	331,623
2018-HQA1, 4.744% (1 Month LIBOR USD + 2.300%), 09/25/2030(c)	690,193	694,349
2019-CS03, 2.444% (1 Month LIBOR USD + 0.000%), 10/25/2032(b)(c)	390,219	389,057
2021-DNA7, 3.033% (SOFR30A + 0.850%), 11/25/2041(b)(c)	1,987,000	1,967,811
2022-DNA2, 4.583% (SOFR30A + 2.400%), 02/25/2042(b)(c)	1,650,000	1,611,135
Ginnie Mae
#TBA, 4.000%, 09/15/2041	3,620,000	3,573,195
#TBA, 4.500%, 09/15/2041	6,585,000	6,597,587
#TBA, 5.000%, 09/15/2048	890,000	903,271
Ginnie Mae II Pool
MA0699M, 3.500%, 01/20/2043	25,098	24,617
MA0783M, 3.500%, 02/20/2043	34,173	33,598
MA0934M, 3.500%, 04/20/2043	24,319	23,905
MA3663M, 3.500%, 05/20/2046	42,253	41,399

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
MA3803M, 3.500%, 07/20/2046	$16,401	$16,067
MA4510M, 3.500%, 06/20/2047	66,911	65,491
MA4586M, 3.500%, 07/20/2047	92,245	90,240
MA4652M, 3.500%, 08/20/2047	62,064	60,695
MA4900M, 3.500%, 12/20/2047	47,023	45,941
MA6542M, 3.500%, 03/20/2050	255,633	249,021
MA6600M, 3.500%, 04/20/2050	18,877	18,345
MA6601M, 4.000%, 04/20/2050	85,174	84,817
MA7138M, 3.500%, 01/20/2051	243,467	236,487
MA7192M, 2.000%, 02/20/2051	302,208	269,324
MA7193M, 2.500%, 02/20/2051	306,245	280,984
MA7254M, 2.000%, 03/20/2051	307,891	274,331
MA7255M, 2.500%, 03/20/2051	758,694	696,094
MA7311M, 2.000%, 04/20/2051	877,292	781,467
MA7312M, 2.500%, 04/20/2051	836,527	768,038
MA7367M, 2.500%, 05/20/2051	307,351	281,880
MA7418M, 2.500%, 06/20/2051	641,013	587,557
MA7472M, 2.500%, 07/20/2051	420,106	384,921
MA7589M, 2.500%, 09/20/2051	939,870	860,816
MA7648M, 2.000%, 10/20/2051	305,438	271,465
MA7766M, 2.000%, 12/20/2051	505,163	448,765
MA7828M, 3.000%, 01/20/2052	860,751	810,179
MA7935M, 2.000%, 03/20/2052	53,937	47,872
MA7938M, 3.500%, 03/20/2052	103,313	99,904
MA8043M, 3.000%, 05/20/2052	741,107	697,381
MA8045M, 4.000%, 05/20/2052	669,824	662,061
MA8099M, 3.500%, 06/20/2052	795,384	769,084
MA8200M, 4.000%, 08/20/2052	600,000	593,746
Government National Mortgage Association
2013-23, 3.500%, 02/20/2043(e)	608,100	111,814
2015-162, 4.382% (1 Month LIBOR USD + 6.750%), 11/20/2045(c)(e)	915,347	146,909
2018-007, 3.832% (1 Month LIBOR USD + 6.200%), 01/20/2048(c)(e)	1,036,861	130,836
2020-173, 2.500%, 11/20/2050(e)	2,409,304	310,647
2021-116, 2.500%, 06/20/2051(e)	2,657,519	335,022
Uniform Mortgage Backed Securities
#TBA, 4.500%, 09/15/2041	3,795,000	3,779,721

TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost $142,029,776)		133,161,760

U.S. GOVERNMENT AGENCY ISSUES—0.45%
Federal Home Loan Mortgage Corp.
0.375%, 09/23/2025	225,000	205,137
Federal National Mortgage Association
0.500%, 11/07/2025	255,000	232,296
0.750%, 10/08/2027	745,000	656,137
0.875%, 08/05/2030	575,000	474,266
Tennessee Valley Authority
5.250%, 09/15/2039	320,000	362,328

TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $2,181,277)		1,930,164

U.S. GOVERNMENT NOTES/BONDS—12.86%
United States Treasury Inflation Indexed Bonds
0.375%, 01/15/2027	8,862,619	8,755,621
0.125%, 01/15/2032	4,168,827	3,964,827

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

	Principal Amount	Value
United States Treasury Note/Bond
2.750%, 11/15/2023	$1,910,000	$1,894,854
0.250%, 05/15/2024	425,000	402,671
2.750%, 07/31/2027	12,805,000	12,483,374
2.625%, 07/31/2029	3,140,000	3,018,570
3.125%, 08/31/2029	1,835,000	1,821,810
2.750%, 08/15/2032	1,040,000	1,006,363
4.375%, 02/15/2038	195,000	223,382
4.250%, 11/15/2040	775,000	864,670
1.750%, 08/15/2041	500,000	373,399
3.000%, 05/15/2042	175,000	161,602
3.250%, 05/15/2042(f)	4,235,000	4,067,585
3.625%, 02/15/2044	1,440,000	1,451,419
3.125%, 08/15/2044	1,255,000	1,166,415
3.000%, 11/15/2044	1,003,300	912,102
2.500%, 02/15/2045	1,390,000	1,155,220
3.000%, 02/15/2047	2,250,000	2,052,290
3.000%, 05/15/2047	2,420,000	2,210,802
2.750%, 08/15/2047	240,000	209,709
3.375%, 11/15/2048	1,745,000	1,737,570
2.375%, 11/15/2049	210,000	173,997
2.250%, 02/15/2052	6,435,000	5,166,098
3.000%, 08/15/2052	305,000	290,274

TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $57,430,474)		55,564,624

	Shares
EXCHANGE-TRADED FUNDS—0.12%
iShares Core U.S. Aggregate Bond ETF(f)	5,234	527,116

TOTAL EXCHANGE-TRADED FUNDS (Cost $544,939)		527,116

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING—5.49%
Money Market Fund—5.49%
Mount Vernon Liquid Assets Portfolio, LLC, 2.440%(g)	23,745,201	23,745,201

TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING (Cost $23,745,201)		23,745,201

SHORT-TERM INVESTMENTS—0.88%
First American Government Obligations Fund, Class X, 2.039%(g)	3,784,768	3,784,768

SHORT-TERM INVESTMENTS (Cost $3,784,768)		3,784,768

Total Investments (Cost $520,721,799)—110.64%		478,183,553
Liabilities in Excess of Other Assets—(10.64)%		(45,980,386)

TOTAL NET ASSETS—100.00%		$432,203,167

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2022.
(b)	Securities issued under Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid.
(c)	Floating rate security; the rate shown represents the rate at August 31, 2022. The coupon is based on an underlying pool of loans and other conditions at the time the loans are securitized.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2022. The coupon is based on an underlying pool of loans and other conditions at the time the loans are securitized.
(e)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2022 (Continued)

(f)	All or portion of this security is out on loan as of August 31, 2022. Total value of securities out on loan is $23,131,553.
(g)	The rate shown represents the seven day yield at August 31, 2022.
(h)	Perpetual maturity. The date referenced is the next call date.

Abbreviations

#	TBA Pool number to be announced

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022

	Shares	Value
COMMON STOCKS—95.47%
Accommodation—0.27%
Las Vegas Sands Corp.(a)	9,379	$352,932
Marriott International, Inc.	3,880	596,511
MGM Resorts International	31,165	1,017,225
Red Rock Resorts, Inc.(c)	4,176	159,607
Sodexo SA—ADR	22,286	341,199
Vail Resorts, Inc.	193	43,363

		2,510,837

Administration of Housing Programs, Urban Planning, and Community Development—0.05%
Ferrovial SA—ADR(a)	18,655	467,121

Administrative and Support Services—1.65%
9F, Inc.—ADR(a)	1	0
ABM Industries, Inc.	6,173	286,427
Alibaba Group Holding Ltd.—ADR(a)	8,821	841,612
AMN Healthcare Services, Inc.(a)	3,103	318,492
AMTD IDEA Group—ADR(a)	21,946	39,064
ASGN, Inc.(a)(c)	2,866	277,142
Atlas Copco AB—Class B—ADR	37,997	345,013
Booking Holdings, Inc.(a)	211	395,796
Brambles Ltd.—ADR	27,708	465,771
Broadridge Financial Solutions, Inc.	1,949	333,610
Cloudflare, Inc.—Class A(a)	2,863	179,138
Coinbase Global, Inc.(a)(c)	5,045	337,006
Criteo SA—ADR(a)	20,735	560,260
Evolent Health, Inc.—Class A(a)	6,767	248,687
Expedia Group, Inc.(a)	2,612	268,122
Fortum OYJ—ADR	6,906	14,088
Global Payments, Inc.	5,123	636,430
HeadHunter Group PLC—ADR(e)	3,254	48,908
Hillenbrand, Inc.	7,163	298,482
HUYA, Inc.—ADR(a)(c)	102,149	336,070
Jiayin Group, Inc.—ADR(a)	15,958	43,406
Kforce, Inc.	8,370	458,006
Korn Ferry	4,817	293,452
Live Nation Entertainment, Inc.(a)(c)	6,509	588,153
loanDepot, Inc.	43,860	72,369
ManpowerGroup, Inc.	5,688	417,044
MasterCard, Inc.—Class A	5,832	1,891,726
nCino, Inc.(a)(c)	4,201	132,500
PayPal Holdings, Inc.(a)	7,602	710,331
Robert Half International, Inc.	7,316	563,112
ROBLOX Corp.(a)(c)	9,484	370,919
Secom Co. Ltd.—ADR	52,764	837,365
Sprout Social, Inc.(a)	3,390	203,536
Telia Co. AB—ADR	56,428	394,996
TrueBlue, Inc.(a)	12,517	257,099
Tuniu Corp.—ADR(a)	1	1
Upstart Holdings, Inc.(a)(c)	2,133	55,245
Visa, Inc.(c)	9,426	1,873,040

		15,392,418

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Air Transportation—0.14%
Air France-KLM—ADR	60,499	$90,144
Atlas Air Worldwide Holdings, Inc.(a)(c)	4,001	399,780
Cathay Pacific Airways Ltd.—ADR (a)	67,078	342,768
Controladora Vuela Cia de Aviacion SAB de CV—ADR(a)	1	9
Deutsche Lufthansa AG—ADR	7,601	45,446
Southwest Airlines Co.(a)	2,252	82,648
Swire Pacific Ltd.—Class A—ADR(c)	48,128	334,490

		1,295,285

Ambulatory Health Care Services—0.67%
Acadia Healthcare Co., Inc.(a)	4,526	370,815
Aesthetic Medical International Holdings Group Ltd.—ADR(a)	1,724	3,551
Apollo Medical Holdings, Inc.(a)	2,586	111,534
CareDx, Inc.(a)	4,585	89,820
DBV Technologies SA—ADR(a)(c)	22,084	44,389
Laboratory Corp. of America Holdings	4,777	1,076,115
Molina Healthcare, Inc.(a)	2,292	773,252
Option Care Health, Inc.(a)	8,789	272,107
Premier, Inc.(c)	14,011	493,748
Progyny, Inc.(a)	3,341	134,342
Quest Diagnostics, Inc.(c)	11,842	1,483,921
Signify Health, Inc.(a)	14,867	414,790
Sonic Healthcare Ltd.—ADR(c)	41,730	975,230

		6,243,614

Animal Production and Aquaculture—0.01%
Mowi ASA—ADR	5,848	119,358

Apparel Manufacturing—0.23%
Fast Retailing Co. Ltd.—ADR	12,985	761,960
HUGO BOSS AG—ADR	34,542	379,617
Lululemon Athletica, Inc.(a)	1,340	401,946
Ralph Lauren Corp.(c)	1,916	174,988
VF Corp.(c)	9,477	392,822

		2,111,333

Beverage and Tobacco Product Manufacturing—1.59%
Altria Group, Inc.	11,041	498,170
Anheuser-Busch InBev SA/NV—ADR	4,760	230,194
Coca-Cola Co.	18,793	1,159,716
Coca-Cola Consolidated, Inc.	599	284,124
Coca-Cola Femsa SAB de CV—ADR	11,731	718,289
Diageo PLC—ADR	13,216	2,331,171
Embotelladora Andina SA—Class A—ADR	5,773	55,552
Embotelladora Andina SA—Class B—ADR	4,613	54,710
Japan Tobacco, Inc.—ADR	196,970	1,654,548
Keurig Dr Pepper, Inc.	24,851	947,320
Kirin Holdings Co. Ltd.—ADR(c)	43,214	713,895
Molson Coors Brewing Co.—Class B	12,509	646,340
National Beverage Corp.	2,144	118,906
PepsiCo, Inc.	12,509	2,154,925
Philip Morris International, Inc.	20,490	1,956,590
Swedish Match AB—ADR	68,379	683,106
Treasury Wine Estates Ltd.—ADR(c)	39,453	355,077
Vector Group Ltd.	26,275	257,495

		14,820,128

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Broadcasting (except Internet)—1.06%
Comcast Corp.—Class A	53,913	$1,951,112
DISH Network Corp.—Class A(a)(c)	33,424	579,907
Fox Corp.—Class A(c)	42,477	1,451,864
Fox Corp.—Class B	48,083	1,520,385
Grupo Televisa SAB—ADR	1	6
Liberty Media Corp-Liberty SiriusXM—Class A(a)(c)	8,491	352,716
Liberty Media Corp-Liberty SiriusXM—Class C(a)	12,051	498,429
Nexstar Media Group, Inc.—Class A(c)	3,535	676,316
Paramount Global—Class A(c)	22,180	585,996
Paramount Global—Class B(c)	36,247	847,817
ProSiebenSat.1 Media SE—ADR	80,962	151,399
Sirius XM Holdings, Inc.(c)	135,710	826,474
Warner Bros Discovery, Inc.(a)	15,892	210,410
WideOpenWest, Inc.(a)	10,933	194,607

		9,847,438

Building Material and Garden Equipment and Supplies Dealers—0.83%
Home Depot, Inc.	13,016	3,754,076
Lowe’s Companies, Inc.	13,903	2,699,128
Snap-on, Inc.	5,897	1,284,720

		7,737,924

Chemical Manufacturing—8.10%
AbbVie, Inc.	14,792	1,988,932
Air Liquide SA—ADR	7,951	199,332
Albemarle Corp.	478	128,085
Alkermes PLC(b)	13,250	313,628
Amgen, Inc.	3,101	745,170
Arcus Biosciences, Inc.(a)	7,613	183,321
Arkema SA—ADR	8,071	683,775
Asahi Kasei Corp.—ADR	11,172	162,664
Astellas Pharma, Inc.—ADR	77,997	1,100,538
AstraZeneca PLC—ADR	50,280	3,136,466
Bayer AG—ADR	123,923	1,635,784
Bicycle Therapeutics PLC—ADR(a)	2,017	53,350
Biogen, Inc.(a)	3,478	679,532
BioLine RX Ltd.—ADR(a)	19,489	29,623
BioMarin Pharmaceutical, Inc.(a)	2,351	209,709
Biondvax Pharmaceuticals Ltd.—ADR(a)(c)	163,423	179,765
Bio-Techne Corp.(c)	1,298	430,689
Bristol-Myers Squibb Co.	35,269	2,377,483
Celanese Corp.	2,499	277,039
Cellectis SA—ADR(a)	15,899	52,626
CF Industries Holdings, Inc.	8,862	916,862
Chemomab Therapeutics Ltd.—ADR(a)	1,811	5,994
Chugai Pharmaceutical Co. Ltd.—ADR	60,969	786,500
Clinuvel Pharmaceuticals Ltd.—ADR	1,166	15,974
Corcept Therapeutics, Inc.(a)(c)	7,399	191,042
CSL Ltd.—ADR	12,264	1,231,306
Daiichi Sankyo Co. Ltd.—ADR	44,545	1,339,468
Dow, Inc.	18,155	925,905
Dr Reddy’s Laboratories Ltd.—ADR	2,642	138,150
DuPont de Nemours, Inc.	2,048	113,951
Editas Medicine, Inc.(a)	3,930	57,771

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Eisai Co. Ltd.—ADR	9,234	$376,932
Eli Lilly & Co.	8,427	2,538,465
Emergent BioSolutions, Inc.(a)	3,477	83,518
Fate Therapeutics, Inc.(a)	2,116	55,312
Gilead Sciences, Inc.	27,602	1,751,899
GSK PLC—ADR(c)	54,236	1,761,585
Halozyme Therapeutics, Inc.(a)(c)	9,117	371,335
Harmony Biosciences Holdings, Inc.(a)	5,843	256,566
Horizon Therapeutics PLC(a)(b)	5,493	325,241
Huntsman Corp.	15,839	443,809
Hypera SA—ADR	48,329	397,748
Incitec Pivot Ltd.—ADR	37,689	100,064
Indivior PLC—ADR(a)	14,325	240,087
Innoviva, Inc.(a)(c)	17,143	225,602
Inter Parfums, Inc.	2,269	178,162
Ipsen SA—ADR	20,384	490,847
Ironwood Pharmaceuticals, Inc.(a)(c)	28,195	303,378
JSR Corp.—ADR	323	7,316
Kazia Therapeutics Ltd.—ADR(a)	26,411	40,145
Kose Corp.—ADR	19,516	369,438
Linde PLC(b)	3,037	859,046
Maravai LifeSciences Holdings, Inc.—Class A(a)(c)	6,833	142,605
Merck & Co., Inc.	41,076	3,506,247
Merck KGaA—ADR	34,616	1,191,137
Moderna, Inc.(a)	10,038	1,327,726
Mosaic Co.(c)	13,670	736,403
Myriad Genetics, Inc.(a)	6,464	144,406
Neurocrine Biosciences, Inc.(a)(c)	5,297	554,225
Novartis AG—ADR	88,987	7,165,234
Novo Nordisk A/S—ADR	45,244	4,800,389
Novozymes A/S—ADR	3,363	192,498
Nu Skin Enterprises, Inc.—Class A	1,949	79,792
Olin Corp.	7,026	384,041
Ono Pharmaceutical Co. Ltd.—ADR	118,074	929,242
OPKO Health, Inc.(a)(c)	50,152	109,331
Organon & Co.	14,950	426,524
Otsuka Holdings Co. Ltd.—ADR	45,063	735,428
Pfizer, Inc.	101,293	4,581,483
Prestige Consumer Healthcare, Inc.(a)	6,616	334,637
Procter & Gamble Co.	16,438	2,267,457
QuidelOrtho Corp.(a)	1,999	158,441
Regeneron Pharmaceuticals, Inc.(a)	3,845	2,234,176
REGENXBIO, Inc.(a)	10,142	299,189
Sanofi—ADR	61,566	2,526,053
Santen Pharmaceutical Co. Ltd.—ADR	19,039	135,938
Shin-Etsu Chemical Co. Ltd.—ADR	66,206	1,925,932
Shionogi & Co Ltd.—ADR	66,007	800,665
Sumitomo Chemical Co. Ltd.—ADR	18,886	370,354
Supernus Pharmaceuticals, Inc.(a)	10,658	364,823
Takeda Pharmaceutical Co. Ltd.—ADR	88,094	1,211,293
Teva Pharmaceutical Industries Ltd.—ADR(a)	56,810	513,562
Trinity Biotech PLC—ADR(a)	98,067	121,603
Twist Bioscience Corp.(a)	3,295	132,195
United Therapeutics Corp.(a)	2,159	489,273

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Veracyte, Inc.(a)(c)	12,742	$259,937
Vertex Pharmaceuticals, Inc.(a)	2,942	828,938
Viatris, Inc.	37,588	358,965
Westlake Corp.	9,231	910,454
XTL Biopharmaceuticals Ltd.—ADR(a)	5,461	7,809
Yara International ASA—ADR	33,630	710,266

		75,435,600

Clothing and Clothing Accessories Stores—0.61%
Abercrombie & Fitch Co.—Class A(a)(c)	12,320	177,285
Academy Sports & Outdoors, Inc.(c)	9,790	421,753
American Eagle Outfitters, Inc.(c)	11,404	128,409
Bath & Body Works, Inc.	19,881	742,158
Buckle, Inc.(c)	8,625	278,415
Caleres, Inc.	4,927	125,737
Designer Brands, Inc.	5,811	99,136
Foot Locker, Inc.(c)	7,403	272,727
Genesco, Inc.(a)	5,209	294,724
H & M Hennes & Mauritz AB—ADR	9,572	19,527
Pandora A/S—ADR	35,064	528,415
Scholastic Corp.(c)	6,720	308,515
Signet Jewelers Ltd.(b)	3,655	238,927
TJX Cos., Inc.	29,839	1,860,462
Zumiez, Inc.(a)(c)	7,340	190,546

		5,686,736

Computer and Electronic Product Manufacturing—13.07%
ADTRAN Holdings, Inc.	577	13,409
Advanced Micro Devices, Inc.(a)	8,967	761,029
Advantest Corp.—ADR	14,545	831,189
Agilent Technologies, Inc.	3,582	459,392
Allegro MicroSystems, Inc.(a)(c)	7,978	186,047
Alphabet, Inc.—Class A(a)	62,909	6,808,011
Alphabet, Inc.—Class C(a)	56,320	6,147,327
Amkor Technology, Inc.	11,437	230,227
Amphenol Corp.—Class A	17,790	1,308,099
Analog Devices, Inc.	1,406	213,051
Apple, Inc.	130,453	20,509,821
Arista Networks, Inc.(a)	7,949	952,926
AUO Corp.—ADR	33,995	223,687
Avanos Medical, Inc.(a)	5,574	137,288
Avantor, Inc.(a)(c)	7,224	179,950
Brainsway Ltd.—ADR(a)	3,523	14,955
Broadcom, Inc.	6,288	3,138,403
Bruker Corp.	6,144	344,064
Calix, Inc.(a)(c)	4,435	261,000
Canaan, Inc.—ADR(a)(c)	234,007	821,365
Casio Computer Co. Ltd.—ADR	1,072	104,252
ChipMOS Technologies, Inc.—ADR	31,584	731,801
Ciena Corp.(a)	8,156	413,835
Cirrus Logic, Inc.(a)	7,184	550,941
Cisco Systems, Inc.	73,019	3,265,410
Corsair Gaming, Inc.(a)(c)	6,149	94,633
Danaher Corp.	7,161	1,932,826
Dell Technologies, Inc.—Class C	33,389	1,278,465

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Diodes, Inc.(a)	5,158	$367,095
Enphase Energy, Inc.(a)	2,246	643,344
FormFactor, Inc.(a)(c)	7,746	226,803
Fortinet, Inc.(a)	20,858	1,015,576
Himax Technologies, Inc.—ADR(c)	65,322	406,956
Hologic, Inc.(a)	14,133	954,825
HP, Inc.	58,770	1,687,287
Intel Corp.	58,699	1,873,672
InterDigital, Inc.	5,744	288,119
International Business Machines Corp.	19,445	2,497,710
Jabil, Inc.	12,796	771,599
JinkoSolar Holding Co. Ltd.—ADR(a)	4,473	272,272
Juniper Networks, Inc.(c)	64,206	1,824,735
Keysight Technologies, Inc.(a)	13,890	2,276,431
Knowles Corp.(a)(c)	14,481	219,387
Kyocera Corp.—ADR	10,961	611,295
L3Harris Technologies, Inc.	4,223	963,646
Lam Research Corp.	3,020	1,322,488
Lasertec Corp.—ADR	10,744	299,543
Lattice Semiconductor Corp.(a)	6,376	343,666
LG Display Co. Ltd.—ADR	1	6
Lumentum Holdings, Inc.(a)(c)	3,401	284,154
MACOM Technology Solutions Holdings, Inc.(a)(c)	2,752	151,773
MaxLinear, Inc.(a)(c)	3,850	138,331
Medtronic PLC(b)	10,140	891,509
Methode Electronics, Inc.	5,181	209,623
Microchip Technology, Inc.	12,954	845,249
Micron Technology, Inc.	27,990	1,582,275
MKS Instruments, Inc.	3,042	303,014
Monolithic Power Systems, Inc.	1,439	652,126
Motorola Solutions, Inc.	7,938	1,932,189
NetApp, Inc.	17,697	1,276,485
Nidec Corp.—ADR	9,481	157,195
Nitto Denko Corp.—ADR	36,692	1,125,711
Northrop Grumman Corp.	3,652	1,745,619
NVIDIA Corp.	21,346	3,221,965
Olink Holding AB—ADR(a)	8,608	130,325
ON Semiconductor Corp.(a)	33,039	2,272,092
Onto Innovation, Inc.(a)	5,170	367,018
OSI Systems, Inc.(a)	3,811	317,533
Otis Worldwide Corp.	2,954	213,338
PerkinElmer, Inc.	2,851	385,056
Power Integrations, Inc.(c)	4,461	319,095
Pure Storage, Inc.(a)	10,693	309,776
Qorvo, Inc.(a)	12,383	1,111,746
QUALCOMM, Inc.	23,618	3,123,953
Rambus, Inc.(a)	11,762	303,342
Renesas Electronics Corp.—ADR(a)	6,599	31,147
Ricoh Co Ltd.—ADR(c)	54,500	445,265
Rohm Co. Ltd.—ADR(c)	17,305	665,031
Sanmina Corp.(a)(c)	14,008	679,668
Seagate Technology Holdings PLC(b)	14,055	941,123
Seer, Inc.(a)	16,419	165,832
Seiko Epson Corp.—ADR(c)	116,712	916,189
Semtech Corp.(a)	4,102	189,471

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Sharp Corp.—ADR	73,466	$128,198
Silicon Laboratories, Inc.(a)(c)	2,558	320,594
Silicon Motion Technology Corp.—ADR	3,426	264,179
SiTime Corp.(a)	732	77,892
Skyworks Solutions, Inc.	9,107	897,495
Sony Group Corp.—ADR	36,904	2,928,333
STMicroelectronics NV(b)	85,898	2,997,840
Sumitomo Electric Industries Ltd.—ADR	33,970	388,617
Super Micro Computer, Inc.(a)	5,363	349,024
Synaptics, Inc.(a)(c)	1,875	216,769
Sysmex Corp.—ADR	17,115	525,259
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	46,275	3,857,021
TDK Corp.—ADR(c)	35,057	1,229,449
Teradata Corp.(a)	5,547	182,496
Teradyne, Inc.(c)	11,295	956,009
Texas Instruments, Inc.	12,520	2,068,429
Thermo Fisher Scientific, Inc.	3,605	1,965,878
Trimble, Inc.(a)	9,148	578,611
United Microelectronics Corp.—ADR	127,585	845,889
Varex Imaging Corp.(a)	7,155	150,899
Vishay Intertechnology, Inc.	15,240	299,771
voxeljet AG—ADR(a)	1,393	6,672
VTech Holdings Ltd.—ADR	36,503	248,403
Waters Corp.(a)	726	216,784
Western Digital Corp.(a)	27,099	1,145,204
Xperi Holding Corp.	11,625	184,954
Zebra Technologies Corp.—Class A(a)	1,794	541,142

		121,755,887

Construction of Buildings—0.81%
ACS Actividades de Construccion y Servicios SA—ADR	125,030	548,883
Barratt Developments PLC—ADR	18,359	181,754
DR Horton, Inc.	20,174	1,435,380
Lennar Corp.—Class A(c)	17,256	1,336,477
Lennar Corp.—Class B	20,418	1,259,382
MDC Holdings, Inc.	6,460	200,777
Mitie Group PLC—ADR	55,799	190,554
NVR, Inc.(a)	166	687,250
PulteGroup, Inc.	30,114	1,224,435
Toll Brothers, Inc.	4,615	202,091
Tri Pointe Homes, Inc.(a)	13,361	231,546
Tutor Perini Corp.(a)	4,962	33,642

		7,532,171

Couriers and Messengers—0.35%
Air Transport Services Group, Inc.(a)	7,993	240,829
FedEx Corp.	3,457	728,770
United Parcel Service, Inc.—Class B	11,837	2,302,416

		3,272,015

Credit Intermediation and Related Activities—3.35%
ABN AMRO Bank NV—ADR	66,207	633,601
Affirm Holdings, Inc.(a)(c)	6,647	155,739
Ally Financial, Inc.	11,910	395,412
American Express Co.	7,194	1,093,488
Associated Banc-Corp(c)	9,559	191,562
B&M European Value Retail SA—ADR	472	8,066

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
BAC Holding International Corp.(a)(e)(g)	1,597,640	$15,976
Banco Bilbao Vizcaya Argentaria SA—ADR	214,715	953,335
Banco do Brasil SA—ADR	36,152	286,143
Banco Macro SA—ADR	47,245	666,627
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand—ADR	35,066	194,266
Bank Hapoalim BM—ADR(c)	3,937	208,858
Bank Mandiri Persero Tbk PT—ADR	90,634	1,056,339
Bank of China Ltd.—ADR	152,904	1,325,678
Bank of East Asia Ltd.—ADR	222,611	272,698
Bank of New York Mellon Corp.	2,217	92,072
Bank OZK	5,429	220,037
Bank Rakyat Indonesia Persero Tbk PT—ADR(c)	58,364	846,278
Barclays PLC—ADR	44,216	344,443
Citigroup, Inc.	23,311	1,137,810
Commerzbank AG—ADR(a)	19,153	126,601
Credit Acceptance Corp.(a)(c)	228	121,314
Danske Bank A/S—ADR	43,642	288,037
DBS Group Holdings Ltd.—ADR	24,440	2,274,143
Discover Financial Services	1,611	161,889
DNB Bank ASA—ADR(c)	7,674	145,806
Encore Capital Group, Inc.(a)(c)	5,874	321,190
Erste Group Bank AG—ADR	18,509	209,152
Fifth Third Bancorp	503	17,177
FinVolution Group—ADR	67,030	329,788
Grupo Financiero Galicia SA—ADR(c)	51,350	416,449
HSBC Holdings PLC—ADR	35,260	1,087,066
ICICI Bank Ltd.—ADR	100,926	2,204,225
JPMorgan Chase & Co.	1,212	137,841
KeyCorp	10,006	177,006
LendingClub Corp.(a)	10,114	132,190
Malayan Banking Bhd—ADR	100	434
Mr Cooper Group, Inc.(a)	11,316	478,667
Nedbank Group Ltd.—ADR	856	10,452
Nelnet, Inc.—Class A	5,244	441,755
New York Community Bancorp, Inc.(c)	29,289	286,739
OneMain Holdings, Inc.(c)	8,618	301,027
PennyMac Financial Services, Inc.	4,718	250,620
Popular, Inc.(b)	5,796	447,567
Rocket Cos, Inc.—Class A(c)	76,772	606,499
Sberbank of Russia PJSC—ADR(a)(e)(g)	119,989	0
Smith & Wesson Brands, Inc.(c)	9,326	124,036
Standard Bank Group Ltd.—ADR	3,525	31,337
Standard Chartered PLC—ADR(c)	66,192	931,983
Sumitomo Mitsui Trust Holdings, Inc.—ADR	68,773	215,947
Svenska Handelsbanken AB—ADR	69,097	278,461
Swedbank AB—ADR	38,458	496,108
Synchrony Financial	13,635	446,546
UBS Group AG(b)	276,094	4,376,090
UniCredit SpA—ADR	84,615	412,921
United Overseas Bank Ltd.—ADR	22,800	886,236
Wells Fargo & Co.	32,020	1,399,594
Zions Bancorp NA	9,296	511,559

		31,182,880

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Data Processing, Hosting and Related Services—0.46%
Airbnb, Inc.(a)	4,101	$463,905
Automatic Data Processing, Inc.	2,629	642,554
CSG Systems International, Inc.(c)	10,613	613,962
FactSet Research Systems, Inc.(c)	1,187	514,375
Fiserv, Inc.(a)	14,206	1,437,505
Mercury Fintech Holding, Inc.—ADR(a)	7,050	6,765
Sciplay Corp.—Class A(a)	12,638	154,057
Sohu.com Ltd.—ADR(a)	24,876	443,290
Trivago NV—ADR(a)	29,631	42,965

		4,319,378

Educational Services—0.07%
Adtalem Global Education, Inc.(a)(c)	4,975	187,508
ATA Creativity Global—ADR(a)	1	2
China Online Education Group—ADR(a)	857	1,429
Grand Canyon Education, Inc.(a)	2,290	186,360
Laureate Education, Inc.—Class A	17,334	191,021
Strategic Education, Inc.(c)	1,551	100,350
Sunlands Technology Group—ADR	954	3,682
TAL Education Group—ADR(a)	1,374	7,942

		678,294

Electrical Equipment, Appliance, and Component Manufacturing—1.11%
ABB Ltd.—ADR	22,278	614,204
Acuity Brands, Inc.	2,071	339,499
Arcelik AS—ADR	15,512	296,047
AZZ, Inc.	4,363	185,907
BYD Co. Ltd.—ADR	3,883	239,931
Omron Corp.—ADR	12,425	655,916
Hitachi Ltd.—ADR	25,786	2,568,801
Mitsubishi Electric Corp.—ADR(c)	23,270	469,356
Murata Manufacturing Co. Ltd.—ADR	126,843	1,706,039
Panasonic Holdings Corp.—ADR	112,812	917,161
Plug Power, Inc.(a)(c)	1,887	52,911
Resideo Technologies, Inc.(a)(c)	5,449	113,448
Schneider Electric SE—ADR	57,669	1,369,062
Taiyo Yuden Co Ltd.—ADR	1,683	215,424
Viomi Technology Co. Ltd.—ADR(a)	58,963	76,652
Whirlpool Corp.(c)	1,828	286,265
Yaskawa Electric Corp.—ADR	3,765	246,608

		10,353,231

Electronics and Appliance Stores—0.11%
Best Buy Co., Inc.	9,779	691,277
Sega Sammy Holdings, Inc.—ADR	95,010	350,587

		1,041,864

Fabricated Metal Product Manufacturing—0.51%
Assa Abloy AB—ADR	90,080	907,106
Atkore, Inc.(a)(c)	4,845	408,966
Emerson Electric Co.	14,859	1,214,575
Griffon Corp.	2,149	67,371
Mueller Industries, Inc.(c)	5,151	325,389
Nucor Corp.	10,660	1,417,141

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Valmont Industries, Inc.	669	$185,193
Vista Outdoor, Inc.(a)(c)	8,279	232,805

		4,758,546

Food and Beverage Stores—0.99%
Albertsons Cos, Inc.	40,425	1,112,092
Carrefour SA—ADR	232,864	789,409
J Sainsbury PLC—ADR	49,766	478,251
Jeronimo Martins SGPS SA—ADR(c)	11,462	507,194
Koninklijke Ahold Delhaize NV—ADR	70,188	1,935,785
Kroger Co.(c)	30,936	1,483,071
Shoprite Holdings Ltd.—ADR	33,762	458,488
Sprouts Farmers Market, Inc.(a)(c)	8,873	256,430
Tesco PLC—ADR	179,229	1,544,057
Weis Markets, Inc.	8,429	655,018

		9,219,795

Food Manufacturing—2.19%
Ajinomoto Co., Inc.—ADR	91,978	2,537,673
Archer-Daniels-Midland Co.	29,689	2,609,366
Bunge Ltd.—ADR(b)	7,146	708,669
Campbell Soup Co.	11,871	598,061
Conagra Foods, Inc.	9,219	316,949
General Mills, Inc.	19,257	1,478,938
HelloFresh SE—ADR(a)	1,416	8,397
Hershey Co.	3,798	853,296
Industrias Bachoco SAB de CV—ADR	655	31,001
Ingredion, Inc.	5,081	442,403
JBS SA—ADR	13,666	156,612
JM Smucker Co.	5,979	837,000
Kellogg Co.(c)	5,687	413,672
Marfrig Global Foods SA—ADR	42,523	114,812
Medifast, Inc.	11	1,380
Mondelez International, Inc.—Class A	9,040	559,214
Nestle SA—ADR	45,137	5,283,737
Post Holdings, Inc.(a)	4,830	428,711
Tate & Lyle PLC—ADR	5,886	210,984
Tyson Foods, Inc.—Class A	37,431	2,821,549

		20,412,424

Food Services and Drinking Places—0.46%
Chipotle Mexican Grill, Inc.(a)	578	922,950
Cintas Corp.	1,275	518,721
Darden Restaurants, Inc.(c)	6,834	845,434
Dave & Buster’s Entertainment, Inc.(a)	4,227	174,744
McDonald’s Corp.	3,470	875,412
Texas Roadhouse, Inc.	2,264	200,953
Yelp, Inc.(a)	6,008	205,293
Yum! Brands, Inc.	5,003	556,534

		4,300,041

Funds, Trusts, and Other Financial Vehicles—0.99%
Coca-Cola Bottlers Japan Holdings, Inc.—ADR	626	3,208
Daiwa Securities Group, Inc.—ADR	83,530	356,673
Dentsu Group, Inc.—ADR(c)	3,278	108,240

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
FUJIFILM Holdings Corp.—ADR	31,721	$1,611,109
Garmin Ltd.(b)	9,606	850,035
Lonza Group AG—ADR	17,750	944,478
Mitsubishi UFJ Financial Group, Inc.—ADR	193,572	996,896
Mizuho Financial Group, Inc.—ADR	449,499	1,029,353
Nitori Holdings Co. Ltd.—ADR	11,259	107,411
Nomura Holdings, Inc.—ADR	45,550	165,347
Seven & i Holdings Co. Ltd.—ADR	111,701	2,217,264
Straumann Holding AG—ADR	32,875	361,296
Woolworths Holdings Ltd.(b)	156,203	521,718

		9,273,028

Furniture and Home Furnishings Stores—0.08%
Ryohin Keikaku Co. Ltd.—ADR	27,819	256,213
Williams-Sonoma, Inc.(c)	3,107	462,166

		718,379

Furniture and Related Product Manufacturing—0.00%
Natuzzi SpA—ADR(a)	3,961	33,748

Gasoline Stations—0.31%
Cango, Inc.—ADR(c)	57,752	139,760
Chevron Corp.	15,904	2,513,786
Magnolia Oil & Gas Corp.—Class A	9,468	226,001

		2,879,547

General Merchandise Stores—1.16%
BJ’s Wholesale Club Holdings, Inc.(a)	4,348	323,883
Costco Wholesale Corp.	4,933	2,575,518
Dillard’s, Inc.—Class A(c)	953	282,317
Dollar General Corp.	7,668	1,820,537
Dollar Tree, Inc.(a)	7,407	1,004,982
Dufry AG—ADR(a)	26,998	99,434
Kohl’s Corp.	8,263	234,834
Macy’s, Inc.(c)	22,553	390,618
Marks & Spencer Group PLC—ADR(a)	174,295	500,227
Pan Pacific International Holdings Corp.—ADR	29,781	533,676
PriceSmart, Inc.	2,098	132,740
Target Corp.	9,561	1,533,011
Walmart, Inc.	10,112	1,340,345

		10,772,122

Health and Personal Care Stores—0.64%
Aspen Pharmacare Holdings Ltd.—ADR	9,350	79,382
CVS Health Corp.	31,851	3,126,175
Forward Pharma A/S—ADR(a)	1,451	5,398
Ulta Beauty, Inc.(a)	5,188	2,178,285
Walgreens Boots Alliance, Inc.	15,879	556,718

		5,945,958

Heavy and Civil Engineering Construction—0.10%
Atlantia SpA—ADR	22,508	257,041
Fluor Corp.(a)(c)	7,331	193,832
Granite Construction, Inc.	148	4,437
Primoris Services Corp.	3,663	74,249

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Skanska AB—ADR	27,318	$402,940

		932,499

Hospitals—0.19%
HCA Healthcare, Inc.	7,245	1,433,568
Universal Health Services, Inc.—Class B(c)	3,157	308,881

		1,742,449

Insurance Carriers and Related Activities—7.99%
Admiral Group PLC—ADR(c)	8,912	224,404
Aegon NV(b)	697,786	3,133,059
Aflac, Inc.(c)	25,646	1,523,885
AIA Group Ltd.—ADR	48,329	1,849,580
Allstate Corp.	5,278	635,999
American Equity Invesment Life Holding Co.	5,392	204,896
American Financial Group, Inc.	4,114	525,276
American International Group, Inc.	36,662	1,897,259
Arch Capital Group Ltd.(a)(b)	16,045	733,577
Assicurazioni Generali SpA—ADR(c)	3,970	29,180
Assurant, Inc.	5,207	825,257
Assured Guaranty Ltd.(b)	5,356	273,531
Aviva PLC—ADR	90,468	871,207
AXA SA—ADR	285,791	6,756,099
Axis Capital Holdings Ltd.(b)	9,268	492,594
Berkshire Hathaway, Inc.—Class A(a)	13	5,477,004
Berkshire Hathaway, Inc.—Class B(a)	27,038	7,592,269
Centene Corp.(a)	14,388	1,291,179
Chubb Ltd.(b)	7,853	1,484,610
Cigna Corp.	5,665	1,605,744
CNO Financial Group, Inc.	9,156	168,562
Elevance Health, Inc.	5,749	2,788,897
Employers Holdings, Inc.	2,294	89,833
Equitable Holdings, Inc.	2,143	63,754
Everest Re Group Ltd.(b)	5,971	1,606,498
Fidelity National Financial, Inc.	22,127	865,166
First American Financial Corp.	7,683	411,041
Genworth Financial, Inc.—Class A(a)	47,494	200,425
Gjensidige Forsikring ASA—ADR	24,174	480,434
Hanover Insurance Group, Inc.	4,334	560,776
Hartford Financial Services Group, Inc.	23,019	1,480,352
Horace Mann Educators Corp.	448	16,025
Humana, Inc.	2,182	1,051,244
Lincoln National Corp.	5,971	275,024
Loews Corp.	11,323	626,275
Markel Corp.(a)	225	268,675
Marsh & McLennan Companies, Inc.	6,579	1,061,653
MGIC Investment Corp.	21,692	309,979
MS&AD Insurance Group Holdings, Inc.—ADR	95,321	1,419,330
Muenchener Rueckversicherungs-Gesellschaft AG—ADR	6,511	155,613
National Western Life Group, Inc.—Class A	382	72,698
NN Group NV—ADR	151,572	3,098,131
Old Republic International Corp.	23,260	507,998
Oscar Health, Inc.(a)	15,260	101,174
Principal Financial Group, Inc.(c)	10,834	809,950
ProAssurance Corp.	9,124	195,162

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Prudential Financial, Inc.	10,224	$978,948
QBE Insurance Group Ltd.—ADR	105,537	868,570
Radian Group, Inc.	11,765	248,359
Safety Insurance Group, Inc.	2,502	225,305
Sampo OYJ—ADR	45,768	1,031,611
Selective Insurance Group, Inc.	6,706	532,591
Suncorp Group Ltd.—ADR	45,779	329,151
T&D Holdings, Inc.—ADR	97,227	510,442
Tokio Marine Holdings, Inc.—ADR	48,463	2,682,912
Travelers Companies, Inc.	7,949	1,284,876
United Fire Group, Inc.	1,942	57,153
UnitedHealth Group, Inc.	9,985	5,185,510
Unum Group	10,622	402,043
Voya Financial, Inc.	4,039	248,520
W.R. Berkley Corp.	13,647	884,326
Willis Towers Watson PLC(b)	4,363	902,399
Zurich Insurance Group AG—ADR	44,652	1,978,084

		74,462,078

Leather and Allied Product Manufacturing—0.12%
NIKE, Inc.—Class B	1,786	190,120
Skechers U.S.A., Inc.—Class A(a)	5,952	224,986
Steven Madden Ltd.(c)	12,217	355,636
Tapestry, Inc.	10,833	376,230

		1,146,972

Machinery Manufacturing—2.46%
AGCO Corp.	1,173	127,517
Applied Materials, Inc.	20,179	1,898,239
ASML Holding NV(b)	5,210	2,552,586
Azenta, Inc.(c)	4,943	260,546
Canon, Inc.—ADR	127,008	3,032,951
Carrier Global Corp.	12,205	477,460
Caterpillar, Inc.	2,278	420,769
Cummins, Inc.	1,027	221,185
Daikin Industries Ltd.—ADR	19,329	337,871
Deere & Co.	1,449	529,247
Disco Corp.—ADR	1,240	60,698
Dover Corp.	9,848	1,230,606
Fabrinet(a)(b)	6,501	668,563
General Electric Co.	3,368	247,346
Hexagon AB—ADR	4,696	47,805
Hoya Corp.—ADR	8,513	868,837
Husqvarna AB—ADR(c)	37,162	503,545
KLA Corp.	4,890	1,682,796
Komatsu Ltd.—ADR	26,266	546,596
Konica Minolta, Inc.—ADR	23,286	161,023
Makita Corp.—ADR	18,509	433,666
Mettler-Toledo International, Inc.(a)	336	407,387
Nikon Corp.—ADR	36,660	413,891
NOW, Inc.(a)	9,903	120,024
NSK Ltd.—ADR	5,895	63,548
Olympus Corp.—ADR	59,194	1,301,676
Rheinmetall AG—ADR	20,465	648,331

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
SMC Corp.—ADR	63,287	$1,506,863
Tokyo Electron Ltd.—ADR	27,698	2,175,955

		22,947,527

Management of Companies and Enterprises—2.72%
Abbott Laboratories	18,884	1,938,443
Aeon Co. Ltd.—ADR(c)	7,950	155,741
Alfa Laval AB—ADR	35,928	958,379
America Movil SAB de CV—Class A—ADR	3,135	53,828
America Movil SAB de CV—Class L—ADR	58,297	991,049
ASMPT Ltd.—ADR	25,390	587,779
BNP Paribas SA—ADR	99,586	2,312,387
Capital One Financial Corp.	8,869	938,518
Capri Holdings Ltd.(a)(b)	5,142	242,600
Carnival Corp.(a)(b)	2,289	21,654
Cie Financiere Richemont SA—ADR	77,023	858,806
Citizens Financial Group, Inc.	1,487	54,543
Cushman & Wakefield PLC(a)(b)	21,599	323,121
Direct Line Insurance Group PLC—ADR	18,133	174,621
Four Seasons Education Cayman, Inc.—ADR(a)	289	4,263
Grupo Aeroportuario del Sureste SAB de CV—ADR	2,008	424,632
Hawaiian Electric Industries, Inc.	3,194	124,949
Henderson Land Development Co. Ltd.—ADR	38,824	132,778
JGC Holdings Corp.—ADR	18,384	501,056
Jupai Holdings Ltd.—ADR(a)	33,900	1,695
K+S AG—ADR	27,180	305,231
KB Financial Group, Inc.—ADR	1	37
KE Holdings, Inc.—ADR(a)(c)	14,603	263,438
KOC Holding AS—ADR	13,703	173,501
Koninklijke Philips NV(b)	6,945	115,148
Kuehne + Nagel International AG—ADR	11,087	510,445
LightInTheBox Holding Co. Ltd.—ADR(a)	4,267	4,224
LVMH Moet Hennessy Louis Vuitton SE—ADR	21,123	2,734,585
LyondellBasell Industries NV—Class A(b)	11,358	942,714
PRA Group, Inc.(a)(c)	5,100	188,394
Purple Biotech Ltd.—ADR(a)	4,003	9,447
Puxin Ltd.—ADR(a)(g)	387	31
QIWI PLC—ADR(e)	29,317	166,227
Recruit Holdings Co. Ltd.—ADR	138,169	874,610
ReneSola Ltd.—ADR(a)	1	6
Shinhan Financial Group Co. Ltd.—ADR	7,927	211,730
Sonova Holding AG—ADR	17,473	919,953
Telefonica SA—ADR	348,260	1,420,901
Thales SA—ADR	2,034	48,961
thyssenkrupp AG—ADR(a)	23,779	133,400
Vinci SA—ADR	76,715	1,766,746
Vivendi SE—ADR	301,514	2,722,671
Wilmar International Ltd.—ADR	14,504	419,528
Woori Financial Group, Inc.—ADR	19,747	527,245
Xunlei Ltd.—ADR(a)	31,268	50,341

		25,310,356

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Merchant Wholesalers, Durable Goods—2.23%
Arrow Electronics, Inc.(a)	5,634	$590,500
Avnet, Inc.(c)	10,901	478,445
Cie de Saint-Gobain—ADR	161,672	1,296,609
Coloplast A/S—ADR(c)	60,174	690,196
Cricut, Inc.(a)(c)	7,528	46,975
Genuine Parts Co.	7,400	1,154,474
Glencore PLC—ADR	79,877	871,458
Global Industrial Co.	2,311	69,515
GMS, Inc.(a)	6,168	297,297
GoPro, Inc.(a)	26,002	158,352
Henry Schein, Inc.(a)	11,902	873,726
ITOCHU Corp.—ADR	50,769	2,786,710
Johnson Controls International PLC(b)	8,345	451,798
LKQ Corp.	37,702	2,006,500
Mitsui & Co. Ltd.—ADR	4,783	2,228,304
ODP Corp.(a)	2,221	79,401
Owens & Minor, Inc.(c)	3,967	117,066
Pool Corp.	1,242	421,274
Prysmian SpA—ADR	48,434	740,072
Reliance Steel & Aluminum Co.	5,694	1,070,358
Rexel SA—ADR	34,073	540,398
Rush Enterprises, Inc.—Class A	10,785	507,542
Rush Enterprises, Inc.—Class B	1,868	94,596
ScanSource, Inc.(a)	2,394	69,354
Schnitzer Steel Industries, Inc.—Class A	4,453	147,127
Sims Ltd.—ADR	45,505	482,353
Smiths Group PLC—ADR	36,367	629,149
TE Connectivity Ltd.(b)	10,131	1,278,633
Travis Perkins PLC—ADR	663	6,544
Unicharm Corp.—ADR	25,076	174,027
Volkswagen AG—ADR	4,991	92,383
WESCO International, Inc.(a)	2,677	352,507

		20,803,643

Merchant Wholesalers, Nondurable Goods—1.70%
AmerisourceBergen Corp.	2,141	313,785
Atea Pharmaceuticals, Inc.(a)	16,807	126,053
Bunzl PLC—ADR	4,532	150,281
Cardinal Health, Inc.	2,411	170,506
CSPC Pharmaceutical Group Ltd.—ADR	70,782	284,721
ENN Energy Holdings Ltd.—ADR	5,975	345,176
Gazprom Neft PJSC—ADR(e)(g)	6,793	0
Genfit—ADR(a)(c)	10,493	45,225
Imperial Brands PLC—ADR	62,564	1,395,178
Industria de Diseno Textil SA—ADR	2,348	25,218
Koppers Holdings, Inc.(c)	326	7,443
Kunlun Energy Co. Ltd.—ADR	17,341	151,387
LUKOIL PJSC—ADR(e)	10,626	0
Marubeni Corp.—ADR	14,494	1,505,927
McKesson Corp.	2,602	954,934
Orkla ASA—ADR	145,853	1,225,165
Reckitt Benckiser Group PLC—ADR	4,511	70,507
Roche Holding AG—ADR	136,800	5,532,191

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Sinopharm Group Co. Ltd.—ADR(c)	41,164	$455,685
Suntory Beverage & Food Ltd.—ADR	52,786	961,233
Sysco Corp.	3,786	311,285
UCB SA—ADR	20,575	721,977
United Natural Foods, Inc.(a)	6,087	268,315
Univar Solutions, Inc.(a)	15,901	401,023
Universal Corp.	4,894	249,790
Vibra Energia SA—ADR	1	7
World Fuel Services Corp.	5,808	149,846

		15,822,858

Mining (except Oil and Gas)—0.56%
Alpha Metallurgical Resources, Inc.	837	131,535
Anglo American Platinum Ltd.—ADR	7,102	83,662
Anglo American PLC—ADR	130,293	2,099,020
Arch Resources, Inc.(c)	1,869	272,089
Cia de Minas Buenaventura SAA—ADR	1	5
Freeport-McMoRan, Inc.	21,701	642,350
Harmony Gold Mining Co. Ltd.—ADR	28,546	74,505
Kumba Iron Ore Ltd.—ADR	1	8
Lynas Rare Earths Ltd.—ADR(a)(c)	97,718	591,194
Newmont Corp.	4,575	189,222
Peabody Energy Corp.(a)(c)	7,182	177,108
Vale SA—ADR	54,491	676,777
Warrior Met Coal, Inc.	7,042	229,217

		5,166,692

Miscellaneous Manufacturing—1.98%
3M Co.(c)	8,694	1,081,099
Acushnet Holdings Corp.(c)	5,167	246,208
Bandai Namco Holdings, Inc.—ADR	1,466	54,843
Becton Dickinson & Co.	2,327	587,381
British American Tobacco PLC—ADR	123,925	4,963,196
Chow Tai Fook Jewellery Group Ltd.—ADR(c)	7,979	160,853
DENTSPLY SIRONA, Inc.	10,084	330,453
Edwards Lifesciences Corp.(a)	6,120	551,412
Envista Holdings Corp.(a)(c)	10,743	398,458
EssilorLuxottica SA—ADR	10,164	759,759
Getinge AB—ADR	28,702	530,987
Haemonetics Corp.(a)	4,480	336,134
Integra LifeSciences Holdings Corp.(a)(c)	6,084	290,268
iRhythm Technologies, Inc.(a)	765	112,799
Johnson & Johnson	29,322	4,730,812
Mattel, Inc.(a)	15,252	337,374
Medigus Ltd.—ADR(a)	53,015	32,594
Merit Medical Systems, Inc.(a)	3,997	236,742
Nintendo Co., Ltd.—ADR	2,283	116,661
Shockwave Medical, Inc.(a)	1,411	418,869
Siemens Healthineers AG—ADR(c)	18,235	446,210
STAAR Surgical Co.(a)	3,099	293,134
Terumo Corp.—ADR	30,533	981,637
Tiger Brands Ltd.—ADR	5,821	57,628
Yamaha Corp.—ADR	10,780	419,450

		18,474,961

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Miscellaneous Store Retailers—0.12%
Mr Price Group Ltd.—ADR	31,434	$339,173
Tractor Supply Co.	4,312	798,367

		1,137,540

Motion Picture and Sound Recording Industries—0.05%
AMC Entertainment Holdings, Inc.—Class A(a)(c)	16,676	152,085
World Wrestling Entertainment, Inc. (c)	4,019	273,332

		425,417

Motor Vehicle and Parts Dealers—0.70%
Advance Auto Parts, Inc.	5,191	875,410
Asbury Automotive Group, Inc.(a)(c)	1,885	328,895
AutoNation, Inc. (a)(c)	5,078	632,719
AutoZone, Inc.(a)	705	1,494,044
Group 1 Automotive, Inc.(c)	2,123	379,147
Lithia Motors, Inc.—Class A(c)	1,215	322,510
Murphy USA, Inc.	837	242,872
O’Reilly Automotive, Inc.(a)	1,916	1,335,682
Penske Automotive Group, Inc.(c)	5,932	699,441
Sonic Automotive, Inc.—Class A(c)	3,116	165,740

		6,476,460

National Security and International Affairs—0.06%
Leidos Holdings, Inc.	5,985	568,874

Nonmetallic Mineral Product Manufacturing—0.28%
AGC, Inc.—ADR	93,740	634,151
Corning, Inc.(c)	27,676	949,840
CRH PLC—ADR	6,583	243,505
Mohawk Industries, Inc.(a)(c)	4,673	515,712
Quanex Building Products Corp.	11,715	261,245

		2,604,453

Nonstore Retailers—0.65%
Baozun, Inc.—ADR(a)	17,065	145,053
Box, Inc.(a)(c)	7,548	194,361
Compass Group PLC—ADR	16,790	363,504
DoorDash, Inc.(a)	8,962	536,823
Grupo Aval Acciones y Valores SA—ADR	1	3
JD.com, Inc.—ADR	23,443	1,488,396
Jumia Technologies AG—ADR(a)(c)	28,873	213,371
MonotaRO Co. Ltd.—ADR	12,512	225,216
Overstock.com, Inc.(a)	4,536	118,390
Pinduoduo, Inc.—ADR(a)(c)	35,512	2,532,006
ZOZO, Inc.—ADR(c)	57,111	251,288

		6,068,411

Nursing and Residential Care Facilities—0.05%
Ensign Group, Inc.	3,787	323,031
National HealthCare Corp.	2,337	162,305

		485,336

Oil and Gas Extraction—2.98%
AP Moeller—Maersk A/S—ADR	120,902	1,450,824
APA Corp.	15,187	593,964

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Chesapeake Energy Corp.(c)	5,664	$569,175
Continental Resources, Inc.	4,267	297,965
Coterra Energy, Inc.(c)	15,068	465,752
Devon Energy Corp.	16,366	1,155,767
Eni SpA—ADR	75,968	1,794,364
EOG Resources, Inc.	5,569	675,520
Gazprom PJSC—ADR(e)(g)	186,205	0
Marathon Oil Corp.	80,728	2,065,830
Matador Resources Co.(c)	6,807	405,697
Occidental Petroleum Corp.	17,650	1,253,150
Ovintiv, Inc.	12,012	638,318
Pampa Energia SA—ADR(a)(c)	8,675	211,583
PDC Energy, Inc.	5,797	393,674
Petroleo Brasileiro SA—ADR(c)	70,192	1,003,044
Pioneer Natural Resources Co.(c)	4,703	1,190,894
Range Resources Corp.(a)	6,833	224,532
Repsol SA—ADR	66,292	860,470
Shell PLC—ADR	153,792	8,147,901
SM Energy Co.	9,521	419,590
Surgutneftegas PJSC—ADR(e)	15,549	0
TotalEnergies SE—ADR	74,195	3,747,589
Woodside Energy Group Ltd.—ADR(c)	8,498	193,839

		27,759,442

Other Information Services—0.44%
Amadeus IT Group SA—ADR(a)	6,298	330,141
Meta Platforms, Inc.—Class A(a)	21,444	3,493,871
Pinterest, Inc. (a)	11,693	269,407

		4,093,419

Paper Manufacturing—0.13%
Boise Cascade Co.	3,147	196,153
International Paper Co.	10,912	454,157
Packaging Corp. of America	1,659	227,150
WestRock Co.	8,850	359,222

		1,236,682

Performing Arts, Spectator Sports, and Related Industries—0.07%
Endeavor Group Holdings, Inc.(a)	15,320	346,538
Entain PLC—ADR(c)	15,637	230,724
OPAP SA—ADR	17,498	113,387

		690,649

Personal and Laundry Services—0.05%
Kingfisher PLC—ADR	79,052	429,055

Petroleum and Coal Products Manufacturing—1.08%
BP PLC—ADR	267	8,234
Equinor ASA—ADR	36,926	1,432,360
Exxon Mobil Corp.	54,411	5,201,147
Marathon Petroleum Corp.	11,797	1,188,548
OMV AG—ADR	10,221	409,760
PBF Energy, Inc.—Class A(a)	10,664	364,282
Valero Energy Corp.	12,221	1,431,324

		10,035,655

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Pipeline Transportation—0.03%
Naturgy Energy Group SA—ADR	47,213	$256,839

Plastics and Rubber Products Manufacturing—0.27%
Berry Global Group, Inc.(a)	3,663	199,011
Bridgestone Corp.—ADR	82,963	1,586,253
Entegris, Inc.	4,912	466,050
Goodyear Tire & Rubber Co.(a)	15,309	214,785

		2,466,099

Postal Service—0.04%
Royal Mail PLC—ADR	62,007	401,805

Primary Metal Manufacturing—1.03%
Alcoa Corp.	7,350	363,678
APERAM SA(b)	14,895	405,665
ArcelorMittal SA(b)	78,374	1,848,844
Commercial Metals Co.	12,839	520,108
Encore Wire Corp.(c)	4,545	591,305
Grupo Simec SAB de CV—ADR(a)	1	30
Kubota Corp.—ADR	7,117	550,215
Mechel PJSC—ADR(a)(e)	59,509	133,895
Nippon Steel Corp.—ADR	72,051	1,150,654
Norsk Hydro ASA—ADR	224,612	1,547,577
Steel Dynamics, Inc.(c)	10,174	821,246
Sumitomo Metal Mining Co. Ltd.—ADR	85,741	670,494
Ternium SA—ADR	22,814	702,899
United States Steel Corp.(c)	11,565	264,492
Usinas Siderurgicas de Minas Gerais SA Usiminas—ADR	13,517	21,762

		9,592,864

Printing and Related Support Activities—0.15%
Dai Nippon Printing Co. Ltd.—ADR	60,977	643,917
TOPPAN, Inc.—ADR	99,079	780,743

		1,424,660

Professional, Scientific, and Technical Services—3.61%
Accenture PLC—Class A(b)	17,570	5,068,242
AECOM	1,443	105,555
Alector, Inc.(a)	9,391	97,197
Allscripts Healthcare Solutions, Inc.(a)(c)	7,881	133,977
Alterity Therapeutics Ltd.—ADR(a)	78,065	46,058
BioNTech SE—ADR(c)	4,382	633,812
CACI International, Inc.—Class A(a)	2,090	587,018
Capgemini SE—ADR	30,987	1,073,700
Carlsberg AS—ADR	54,979	1,420,658
CDW Corp.	5,203	888,152
Cheetah Mobile, Inc.—ADR(a)	1	1
Clear Channel Outdoor Holdings, Inc.(a)	27,483	43,973
Cognizant Technology Solutions Corp.—Class A	29,682	1,875,012
Commonwealth Bank of Australia—ADR(c)	28,703	1,902,722
Concentrix Corp.	2,326	292,564
ContextLogic, Inc.(a)(c)	59,277	77,060
DXC Technology Co.(a)	8,976	222,425
Ebix, Inc.(c)	5,961	155,105
EPAM Systems, Inc.(a)	250	106,625
F5, Inc.(a)	2,006	315,062

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
FTI Consulting, Inc.(a)(c)	2,124	$341,114
Galapagos NV—ADR(a)	4,274	213,956
Gartner, Inc.(a)	4,692	1,338,722
Genmab A/S—ADR(a)	8,139	288,853
GoDaddy, Inc.(a)	9,356	709,372
Gravity Co. Ltd.—ADR(a)	7,526	370,053
Immutep Ltd.—ADR(a)(c)	65,834	132,985
Indra Sistemas SA—ADR(c)	144,619	549,552
Insight Enterprises, Inc.(a)(c)	6,480	590,458
Interpublic Group of Companies, Inc.(c)	42,419	1,172,462
Jacobs Solutions, Inc.	3,965	493,960
Jardine Matheson Holdings Ltd.—ADR	11,819	626,525
Lizhi, Inc.—ADR(a)	11,609	10,981
Lyell Immunopharma, Inc.(a)	12,118	81,191
Materialise NV—ADR(a)(c)	8,221	96,103
Maxar Technologies, Inc.	3,959	94,343
Medpace Holdings, Inc.(a)	2,731	403,123
Mereo Biopharma Group PLC—ADR(a)	37,367	44,840
NetScout Systems, Inc.(a)	7,381	234,273
NortonLifeLock, Inc.	73,478	1,659,868
Omnicom Group, Inc.(c)	17,399	1,163,993
Palantir Technologies, Inc.(a)(c)	28,080	216,778
Palo Alto Networks, Inc.(a)	1,288	717,171
Paychex, Inc.	6,164	760,268
Paylocity Holding Corp.(a)	1,974	475,734
Pintec Technology Holdings Ltd.—ADR(a)	1	1
Publicis Groupe SA—ADR	20,301	248,687
PubMatic, Inc.—Class A(a)	6,733	131,765
Riot Blockchain, Inc.(a)(c)	6,955	49,867
Sage Group PLC—AD(c)	7,196	242,505
Science Applications International Corp.	6,370	580,116
SecureWorks Corp.(a)	2,371	24,658
Skillz, Inc.(a)(c)	11,020	14,657
Snowflake, Inc.(a)(c)	2,839	513,717
Sumitomo Corp.—ADR(c)	33,560	470,847
Swatch Group AG—ADR	47,600	575,008
Syneos Health, Inc.(a)	4,906	294,900
TC Biopharm Holdings PLC—ADR(a)	19,068	6,292
Teledyne Technologies, Inc.(a)	2,751	1,013,359
Trade Desk, Inc.—Class A(a)(c)	1,306	81,886
TuSimple Holdings, Inc.(a)	11,943	85,870
Unity Software, Inc.(a)(c)	1,033	44,130
Verint Systems, Inc.(a)	9,359	453,818
Vir Biotechnology, Inc.(a)(c)	8,415	199,856
Virtu Financial, Inc.—Class A	14,285	327,984
VMware, Inc.—Class A	3,513	407,613
Vodacom Group Ltd.—ADR	1	7
X Financial—ADR(a)	944	2,464
Yiren Digital Ltd.—ADR(a)	14,631	15,948

		33,617,551

Publishing Industries (except Internet)—4.01%
3D Systems Corp.(a)(c)	12,269	124,285
Activision Blizzard, Inc.	7,415	582,003
Akamai Technologies, Inc.(a)	9,208	831,298

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Cadence Design System, Inc.(a)	4,083	$709,503
Certara, Inc.(a)	10,651	166,901
CommVault Systems, Inc.(a)	3,704	201,090
Datadog, Inc.—Class A(a)	4,009	420,745
Dropbox, Inc. (a)	35,208	753,099
Dynatrace, Inc.(a)	1,870	71,397
Foresight Autonomous Holdings Ltd.—ADR(a)	19,714	13,210
Fujitsu Ltd.—ADR	58,982	1,388,436
Gaotu Techedu, Inc.—ADR(a)	626	1,102
Hello Group, Inc.—ADR	2,387	12,293
Hewlett Packard Enterprise Co.	98,249	1,336,186
HubSpot, Inc.(a)	1,313	442,534
Intuit, Inc.	1,958	845,425
Microsoft Corp.	70,355	18,395,722
MongoDB, Inc.(a)(c)	618	199,527
New York Times Co.—Class A	5,977	182,239
News Corp.—Class B	33,060	569,954
Nexon Co. Ltd.—ADR	5,374	106,566
Oracle Corp.	19,330	1,433,320
PTC, Inc.(a)(c)	2,585	296,991
RELX PLC—ADR	42,749	1,119,169
SPS Commerce, Inc.(a)	1,675	204,551
SS&C Technologies Holdings, Inc.	18,711	1,043,325
Synopsys, Inc.(a)	6,319	2,186,500
Tarena International, Inc.—ADR(a)	1	8
Trend Micro, Inc.—ADR	13,125	813,094
Vipshop Holdings Ltd.—ADR(a)	204,952	2,379,493
Vnet Group, Inc.—ADR(a)	251	1,343
WM Technology, Inc.(a)	16,640	43,597
Ziff Davis, Inc.(a)(c)	4,730	365,534
ZoomInfo Technologies, Inc.(a)	3,081	139,939

		37,380,379

Rail Transportation—0.14%
CSX Corp.	15,060	476,649
Union Pacific Corp.	3,840	862,118

		1,338,767

Real Estate—0.74%
CBRE Group, Inc.—Class A(a)	8,210	648,262
Daiwa House Industry Co. Ltd.—ADR	30,049	670,694
eXp World Holdings, Inc.(c)	7,610	98,397
Forestar Group, Inc.(a)	6,149	76,494
Jefferies Financial Group, Inc.	19,771	634,451
Jones Lang LaSalle, Inc. (a)	3,470	600,310
Marcus & Millichap, Inc.	13,696	511,956
Mitsubishi Estate Co. Ltd.—ADR	49,324	660,941
Mitsui Fudosan Co. Ltd.—ADR	369	22,369
RMR Group, Inc.—Class A	7,657	199,388
Sekisui House Ltd.—ADR	67,765	1,151,327
Sun Hung Kai Properties Ltd.—ADR(c)	116,400	1,382,832
Walker & Dunlop, Inc.	1,915	192,381

		6,849,802

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Rental and Leasing Services—0.70%
Agiliti, Inc.(a)	4,859	$78,036
AMERCO(c)	729	383,214
Ashtead Group PLC—ADR	1,889	374,853
Avis Budget Group, Inc.(a)	1,666	278,855
Cerence, Inc.(a)	1,981	39,640
Hertz Global Holdings, Inc.(a)(c)	11,631	214,708
Netflix, Inc.(a)	2,215	495,185
ORIX Corp.—ADR	35,249	2,902,755
Ryder System, Inc.	4,841	370,046
Triton International Ltd.(b)	10,725	639,103
United Rentals, Inc.(a)	2,568	749,959

		6,526,354

Repair and Maintenance—0.02%
Valvoline, Inc.	6,060	176,164

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—2.11%
23andMe Holding Co.(a)(c)	49,177	165,726
360 DigiTech, Inc.—ADR	68,012	1,086,832
3i Group PLC—ADR(c)	8,290	59,522
Affiliated Managers Group, Inc.	507	64,572
Amarin Corp. PLC—ADR(a)	17,904	21,127
Artisan Partners Asset Management, Inc.—Class A(c)	2,756	93,043
Astra International, Tbk PT—ADR	63,281	591,677
Bakkt Holdings, Inc.(a)(c)	23,428	60,679
Bidvest Group Ltd.—ADR	6,473	161,825
Blackstone, Inc.	13,242	1,243,952
Carlyle Group, Inc.	15,746	512,217
Cboe Global Markets, Inc.(c)	3,278	386,706
Cerevel Therapeutics Holdings, Inc.(a)(c)	4,263	124,053
Chemed Corp.	668	318,095
Daqo New Energy Corp.—ADR(a)	18,082	1,205,527
EDAP TMS SA—ADR(a)	10,939	92,435
Evercore, Inc.—Class A(c)	3,363	315,079
First Pacific Co. Ltd.—ADR	412,961	788,756
Franklin Resources, Inc.(c)	18,296	476,977
Futu Holdings Ltd.—ADR(a)(c)	12,301	603,856
Ginkgo Bioworks Holdings, Inc.(a)(c)	23,555	63,363
Goldman Sachs Group, Inc.	3,624	1,205,596
Houlihan Lokey, Inc.	3,539	277,812
Janus Henderson Group PLC(b)	14,188	331,999
Keppel Corp Ltd.—ADR	18,260	191,365
LATCH, Inc.(a)	9,591	10,262
Leju Holdings Ltd.—ADR(a)	1	2
Lixil Corp.—ADR	19,439	675,505
LPL Financial Holdings, Inc.	12	2,656
Lucid Group, Inc.(a)(c)	18,538	284,373
Macquarie Group Ltd.—ADR	10,412	1,250,064
Moelis & Co.—Class A	4,527	188,595
NatWest Group PLC—ADR(a)	50,450	278,990
Navient Corp.(c)	14,481	222,863
Offerpad Solutions, Inc.(a)(c)	46,624	70,868
Piper Jaffray Cos.(c)	3,005	344,283

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Prosus NV—ADR	71,362	$882,748
Randstad NV—ADR	4,546	106,013
Raymond James Financial, Inc.	13,878	1,448,446
Sea Ltd.—ADR(a)	2,790	172,980
Sibanye Stillwater Ltd.—ADR	1	9
Societe Generale SA—ADR	204,067	893,813
SOFI Technologies, Inc.(a)(c)	20,417	120,869
StepStone Group, Inc.—Class A	2,412	65,823
Stifel Financial Corp.(c)	15,568	923,338
TechnoPro Holdings, Inc.—ADR (c)	155,417	695,957
Uxin Ltd.—ADR(a)	1	1
Verra Mobility Corp.(a)	16,255	259,105
Virgin Galactic Holdings, Inc.(a)(c)	6,594	38,971
Virtus Investment Partners, Inc.	1,023	195,649
Vivid Seats, Inc.(c)	12,412	100,413

		19,675,387

Specialty Trade Contractors—0.19%
Comfort Systems USA, Inc.	4,335	434,974
EMCOR Group, Inc.(c)	5,105	607,087
NetEase, Inc.—ADR	3,573	316,246
Quanta Services, Inc.	2,887	407,933

		1,766,240

Sporting Goods, Hobby, Musical Instrument, and Book Stores—0.05%
Dick’s Sporting Goods, Inc.(c)	4,522	481,005

Support Activities for Agriculture and Forestry—0.18%
Andersons, Inc.	7,031	260,358
Corteva, Inc.	22,842	1,403,184

		1,663,542

Support Activities for Mining—1.25%
BHP Group Ltd.—ADR	46,252	2,538,772
California Resources Corp.	6,805	339,978
China Shenhua Energy Co. Ltd.—ADR	1	13
Cleveland-Cliffs, Inc.(a)(c)	16,759	289,428
ConocoPhillips	26,376	2,886,852
Diamondback Energy, Inc.	5,100	679,728
Epiroc AB—ADR	5,592	85,054
Fortescue Metals Group Ltd.—ADR	35,329	883,932
Hess Corp.(c)	110	13,286
Impala Platinum Holdings Ltd.—ADR	11,084	115,495
Inpex Corp.—ADR	90,991	1,035,478
Rio Tinto PLC—ADR	27,823	1,566,157
South32 Ltd.—ADR	51,532	718,871
Targa Resources Corp.	6,530	445,542
Weir Group PLC—ADR	8,075	67,588

		11,666,174

Support Activities for Transportation—0.55%
CH Robinson Worldwide, Inc.(c)	7,782	888,315
CK Hutchison Holdings Ltd.—ADR	62,224	396,367
Expeditors International of Washington, Inc.(c)	19,872	2,044,631
Grupo Aeroportuario del Centro Norte SAB de CV—ADR	1,933	101,037
Grupo Aeroportuario del Pacifico SAB de CV—ADR	122	17,394

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Hub Group, Inc.—Class A(a)	4,471	$356,831
JB Hunt Transport Services, Inc. (c)	4,753	827,117
Matson, Inc.	5,028	370,362
XPO Logistics, Inc.(a)	2,945	154,377

		5,156,431

Telecommunications—2.50%
Adyen NV—ADR(a)	10,905	169,137
AT&T, Inc.	172,656	3,028,386
Deutsche Telekom AG—ADR	9,905	187,502
Eutelsat Communications SA—ADR	101,546	228,479
Frontier Communications Parent, Inc.(a)	10,789	277,925
Gogo, Inc.(a)	4,822	71,655
JOYY, Inc.—ADR	15	455
KDDI Corp.—ADR	145,629	2,220,842
KT Corp.—ADR	111,181	1,525,403
Lumen Technologies, Inc.(c)	137,977	1,374,251
Magyar Telekom Telecommunications PLC—ADR	35,539	140,201
Mobile TeleSystems PJSC—ADR(e)(g)	46,068	253,374
MTN Group Ltd.—ADR	112,003	818,742
Nippon Telegraph & Telephone Corp.—ADR	110,396	2,993,939
Nokia Oyj—ADR	225,693	1,139,750
Oxford Industries, Inc.(c)	2,896	309,090
Partner Communications Co. Ltd.—ADR(a)	7,078	59,243
PLDT, Inc.—ADR	15,483	450,246
Rostelecom PJSC—ADR(e)	24,510	0
SK Telecom Co. Ltd.—ADR	8,580	183,183
SoftBank Corp.—ADR	36,780	401,270
Swisscom AG—ADR	7,152	369,186
Tele2 AB—ADR	6,929	37,209
Telenor ASA—ADR	20,472	223,554
Telkom Indonesia Persero Tbk PT—ADR	55,153	1,658,451
The9 Ltd.—ADR(a)	1	1
T-Mobile US, Inc.(a)	7,918	1,139,875
United States Cellular Corp.(a)	3,942	112,702
Verizon Communications, Inc.	63,817	2,668,188
Vodafone Group PLC—ADR	64,628	867,308
Zoom Video Communications, Inc.—Class A(a)	4,410	354,564

		23,264,111

Textile Mills—0.02%
Dunxin Financial Holdings Ltd.—ADR(a)	1	0
Teijin Ltd.—ADR	16,822	178,314

		178,314

Textile Product Mills—0.14%
Hermes International—ADR	9,193	1,177,715
Interface, Inc.	12,319	137,603

		1,315,318

Transit and Ground Passenger Transportation—0.03%
Lyft, Inc.—Class A(a)	1,540	22,684
Uber Technologies, Inc.(a)	2,674	76,904
Yalla Group Ltd.—ADR(a)(c)	36,950	158,516

		258,104

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Transportation Equipment Manufacturing—5.24%
AAR Corp.(a)(c)	8,988	$385,405
Airbus SE—ADR	49,546	1,211,895
Aisin Corp.—ADR	10,978	329,340
BAE Systems PLC—ADR	49,778	1,796,986
Bayerische Motoren Werke AG—ADR	110,279	2,705,144
BorgWarner, Inc.	19,772	745,404
Brilliance China Automotive Holdings Ltd.—ADR(a)(e)(g)	37,772	173,751
Denso Corp.—ADR	48,910	1,336,710
Embraer SA—ADR(a)	1	11
Ford Motor Co.	126,172	1,922,861
General Dynamics Corp.	10,670	2,442,682
General Motors Co.	27,286	1,042,598
Honda Motor Co. Ltd.—ADR	137,159	3,637,457
Huntington Ingalls Industries, Inc.	2,158	496,901
Isuzu Motors Ltd.—ADR(c)	65,708	813,071
Kawasaki Heavy Industries Ltd.—ADR	28,284	220,389
Lear Corp.(c)	4,766	660,758
Leonardo SpA—ADR	302,398	1,245,880
Lockheed Martin Corp.	4,051	1,701,866
Mazda Motor Corp.—ADR	127,572	557,490
Mercedes-Benz Group AG—ADR(c)	293,758	4,124,362
Nikola Corp.(a)(c)	10,777	57,765
Nissan Motor Co. Ltd.—ADR	46,625	366,473
Niu Technologies—ADR(a)	43,498	261,423
PACCAR, Inc.	4,600	402,546
Raytheon Technologies Corp.	20,026	1,797,334
Shimano, Inc.—ADR	51,617	915,169
Subaru Corp.—ADR	29,328	264,245
Suzuki Motor Corp.—ADR	156	21,723
Tata Motors Ltd.—ADR(a)	30,262	877,598
Tesla, Inc.(a)	22,662	6,245,874
Textron, Inc.	19,892	1,240,863
Toyota Industries Corp.—ADR	9,957	556,049
Toyota Motor Corp.—ADR	46,300	6,915,830
Vitesco Technologies Group AG—ADR(a)	286	2,706
Westinghouse Air Brake Technologies Corp.	14,550	1,275,308
XL Fleet Corp.(a)(c)	25,015	28,017

		48,779,884

Truck Transportation—0.31%
ArcBest Corp.(c)	4,621	372,129
Knight-Swift Transportation Holdings, Inc.(c)	11,133	562,328
Old Dominion Freight Lines, Inc.	2,472	670,925
Saia, Inc.(a)	1,012	209,312
Schneider National, Inc.—Class B(c)	25,457	581,947
Werner Enterprises, Inc.(c)	13,211	525,666

		2,922,307

Utilities—2.72%
American Electric Power Co., Inc.	11,351	1,137,370
CenterPoint Energy, Inc.	22,620	713,209
Centrica PLC—ADR(a)	334,874	1,165,362
Cia Energetica de Minas Gerais—ADR(c)	42,808	164,383
Clearway Energy, Inc.	3,204	110,474

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
CLP Holdings Ltd.—ADR(c)	88,022	$767,112
Consolidated Edison, Inc.	19,027	1,859,698
Duke Energy Corp.	8,706	930,758
Edison International	7,915	536,400
Électricité de France SA—ADR	10,978	25,579
Engie SA—ADR	110,992	1,325,243
Entergy Corp.	3,582	413,005
Evergy, Inc.	25,849	1,771,432
Exelon Corp.	40,880	1,795,041
First Solar, Inc.(a)	4,320	551,016
FirstEnergy Corp.	32,947	1,303,054
Iberdrola SA—ADR	32,300	1,341,096
MDU Resources Group, Inc.	23,652	713,108
National Fuel Gas Co.	8,558	609,929
National Grid PLC—ADR(c)	2,047	129,350
NiSource, Inc.	24,734	729,900
NRG Energy, Inc.(c)	10,623	438,517
OGE Energy Corp.	18,047	731,625
Otter Tail Corp.	9,526	719,594
PG&E Corp.(a)	69,526	857,256
Portland General Electric Co.	10,087	521,195
Power Assets Holdings Ltd.—ADR	63,675	382,050
PPL Corp.	4,614	134,175
Red Electrica Corp. SA—ADR	68,013	617,558
Sempra Energy	274	45,202
SSE PLC—ADR	49,104	938,868
Terna—Rete Elettrica Nazionale—ADR	15,079	320,429
Tokyo Gas Co. Ltd.—ADR(c)	65,772	620,230
UGI Corp.(c)	13,130	518,635
Vistra Corp.	14,982	370,805

		25,308,658

Waste Management and Remediation Services—0.40%
Republic Sevices, Inc.	15,261	2,178,050
Veolia Environnement SA—ADR	39,446	882,407
Waste Management, Inc.	3,787	640,117

		3,700,574

Water Transportation—0.17%
Central Puerto SA—ADR(a)	13,146	55,213
Nippon Yusen KK—ADR	99,331	1,516,784

		1,571,997

Wood Product Manufacturing—0.29%
Builders FirstSource, Inc.(a)	9,258	542,611
Greif, Inc.—Class A	6,611	443,268
Greif, Inc.—Class B(c)	2,222	145,030
Louisiana-Pacific Corp.(c)	4,213	228,471
Owens Corning	5,867	479,509
Skyline Champion Corp.(a)	3,090	175,110
UFP Industries, Inc.	8,145	646,632

		2,660,631

TOTAL COMMON STOCKS (Cost $809,798,760)		889,338,489

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
PREFERRED STOCKS—0.39%
Chemical Manufacturing—0.01%
Braskem SA—ADR, 26.273%(d)	8,714	$102,999

Credit Intermediation and Related Activities—0.07%
Bancolombia SA—ADR, 5.262%(d)	23,093	633,903

Management of Companies and Enterprises—0.03%
Porsche Automobil Holding SE—ADR, 3.712%(d)	44,857	315,614

Motion Picture and Sound Recording Industries—0.01%
AMC Entertainment Holdings, Inc.(a)(d)	16,676	81,712

Oil and Gas Extraction—0.12%
Petroleo Brasileiro SA—ADR, 34.274%(d)	87,362	1,112,992
Surgutneftegas PJSC—ADR, 178.798%(d)(e)	47,748	0

		1,112,992

Primary Metal Manufacturing—0.11%
Gerdau SA—ADR, 16.522%(d)	232,700	1,049,478

Utilities—0.04%
Cia Energetica de Minas Gerais—ADR, 9.569%(d)	127,167	300,114
Cia Paranaense de Energia—ADR, 16.012%(d)	3,718	24,390

		324,504

TOTAL PREFERRED STOCKS (Cost $4,225,023)		3,621,202

EXCHANGE-TRADED FUNDS—0.99%
iShares MSCI EAFE ETF(c)	51,301	3,165,272
Vanguard FTSE Emerging Markets ETF(c)	11,699	481,180
Vanguard Large-Cap ETF	24,353	4,405,457
Vanguard Small-Cap ETF	6,134	1,163,681

TOTAL EXCHANGE-TRADED FUNDS (Cost $9,079,601)		9,215,590

REAL ESTATE INVESTMENT TRUSTS—2.33%
Heavy and Civil Engineering Construction—0.05%
British Land Co. PLC—ADR	19,291	95,876
Cyrela Brazil Realty SA Empreendimentos e Participacoes—ADR	65,373	187,947
Paramount Group, Inc.(c)	30,811	213,521

		497,344

Real Estate—1.94%
Alexander & Baldwin, Inc.	6,237	116,819
Annaly Capital Mangement, Inc.(c)	80,357	518,303
Apple Hospitality REIT, Inc.	27,450	436,730
AvalonBay Communities, Inc.	2,600	522,366
Boston Properties, Inc.	5,579	443,140
Brixmor Property Group, Inc.	23,482	504,393
Broadstone Net Lease, Inc.	31,436	601,685
CoreCivic, Inc.(a)	20,254	193,021
Cousins Properties, Inc.(c)	16,731	449,227
DiamondRock Hospitality Co.(a)	27,325	238,547
EPR Properties (c)	9,065	394,237
Equity Residential	12,704	929,679
Franklin Street Properties Corp.	45,626	128,209
Gaming and Leisure Properties, Inc.	10,921	527,157
GEO Group, Inc.(a)(c)	25,960	212,353
Getty Realty Corp.	4,760	143,181

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
Highwoods Properties, Inc.	9,495	$288,743
Host Hotels & Resorts, Inc.(c)	91,972	1,634,341
iStar, Inc.	16,430	226,241
Kimco Realty Corp.	27,626	582,356
Mid-America Apartment Communities, Inc.	8,619	1,427,909
Office Properties Income Trust(c)	10,519	184,819
PotlatchDeltic Corp.(c)	9,223	428,132
Public Storage	1,132	374,500
Rayonier, Inc.	13,465	478,277
Redwood Trust, Inc.	809	6,270
Regency Centers Corp.	33,410	2,032,663
Rithm Capital Corp.(c)	83,202	784,595
RPT Realty	9,758	93,970
Simon Property Group, Inc.	9,033	921,185
SITE Centers Corp.	33,532	434,575
Tanger Factory Outlet Centers, Inc.(c)	5,731	88,372
Urstadt Biddle Properties, Inc.—Class A	13,777	230,351
Ventas, Inc.	506	24,217
VICI Properties, Inc.(c)	584	19,266
Welltower, Inc.(c)	5,204	398,887
WP Carey, Inc.(c)	12,661	1,063,904

		18,082,620

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.03%
Medical Properties Trust, Inc.(c)	20,137	294,202

Telecommunications—0.03%
Uniti Group, Inc.	33,576	315,279

Warehousing and Storage—0.17%
Extra Space Storage, Inc.	2,388	474,567
Iron Mountain, Inc.(c)	20,074	1,056,093

		1,530,660

Wood Product Manufacturing—0.11%
Weyerhaeuser Co.	28,593	976,737

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $22,494,695)		21,696,842

RIGHTS—0.00%
Chemical Manufacturing—0.00%
Cellect Biotechnology CVR(a)(e)(g)	620,000	0

TOTAL RIGHTS (Cost $0)		0

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING—13.20%
Money Market Fund—13.20%
Mount Vernon Liquid Assets Portfolio, LLC, 2.440%(f)	122,945,367	122,945,367

TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING (Cost $122,945,367)		122,945,367

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2022 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS—0.49%
First American Government Obligations Fund, Class X, 2.039%(f)	4,542,948	4,542,948

TOTAL SHORT-TERM INVESTMENTS (Cost $4,542,948)		4,542,948

Total Investments (Cost $973,086,394)—112.87%		1,051,360,438
Liabilities in Excess of Other Assets—(12.87)%		(119,851,375)

TOTAL NET ASSETS—100.00%		$931,509,063

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or portion of this security is out on loan as of August 31, 2022. Total value of securities out on loan is $118,873,615.
(d)	Perpetual preferred stock with no stated maturity.
(e)	Represents an illiquid security. The total market value of these securities were $792,131, representing 0.09% of net assets.
(f)	The rate shown represents the seven day yield at August 31, 2022.
(g)	Fair valued security. Value determined using significant unobservable inputs.

Abbreviations
AB	Aktiebolag is a Swedish term for a stock company.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtio is a Finnish term for publicly-traded companies.
PJSC	An abbreviation used by many countries to signify an open joint-stock company.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a publicly traded company.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
SE	Societas Europea is a term for a European Public Limited Liability Company.
SpA	Soicieta per Azioni is an Italian term for limited share company.

The accompanying notes are an integral part of these financial statements.

PMC Funds

August 31, 2022

Statements of Assets and Liabilities
	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)(2)	$478,183,553	$1,051,360,438
Cash	—	1,339
Receivables:
Investments sold	2,555,166	—
Dividends and interest	3,002,406	3,614,655
Fund shares sold	234,513	519,483
Securities lending	4,223	107,143
Other Assets	26,759	27,787

Total Assets	484,006,620	1,055,630,845

Liabilities
Payables:
Investments purchased	27,370,559	—
Fund shares redeemed	351,158	437,001
Collateral on securities loaned	23,745,201	122,945,367
Affiliates	142,996	210,155
Adviser	120,423	438,444
Distributor	10,573	24,093
Accrued expenses and other liabilities	62,543	66,722

Total Liabilities	51,803,453	124,121,782

Net Assets	$432,203,167	$931,509,063

Net assets consist of:
Paid-in capital	$483,402,395	$832,784,739
Total distributable earnings (deficit)	(51,199,228)	98,724,324

Net assets	$432,203,167	$931,509,063

Advisor Class Shares
Net assets	48,722,652	107,003,790
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	3,211,364	4,141,962
Net asset value and redemption price per share	$15.17	$25.83

Institutional Class Shares
Net assets	383,480,515	824,505,273
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	25,381,781	32,019,676
Net asset value and redemption price per share	$15.11	$25.75

(1) Cost of investments	$520,721,799	$973,086,394
(2) Includes loaned securities with a value of	$23,131,553	$118,873,615

The accompanying notes are an integral part of these financial statements.

PMC Funds

For the Year Ended August 31, 2022

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$10,936,593	$20,549
Dividends	—	23,833,717 (1)
Securities lending	47,686	1,426,002

	10,984,279	25,280,268

Expenses:
Investment management fees	3,011,835	5,567,167
Transfer agent fees and expenses	325,485	442,611
Fund accounting fees	233,920	271,745
Fund administration fees	217,643	457,461
Distribution fees—Advisor Class	142,117	338,697
Custody fees	76,691	109,294
Reports to shareholders	59,040	81,270
Federal and state registration fees	55,785	59,794
Audit and tax fees	41,399	39,894
Legal fees	18,619	23,090
Trustees’ fees	17,738	17,748
Chief Compliance Officer fees	17,500	12,496
Insurance fees	5,455	8,559
Other expenses	9,229	16,413

Total expenses before waiver or recoupment	4,232,456	7,446,239
Recoupment or (waivers) by Adviser (Note 4)	(1,309,991)	—

Net expenses	2,922,465	7,446,239

Net Investment Income	8,061,814	17,834,029

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(13,664,537)	18,110,180
Foreign currency translations	—	14

	(13,664,537)	18,110,194

Net change in unrealized appreciation (depreciation) on:
Investments	(53,405,265)	(204,917,453)
Foreign currency translations	—	(126)

	(53,405,265)	(204,917,579)

Net loss on investments and foreign currency	(67,069,802)	(186,807,385)

Net Decrease in Net Assets Resulting from Operations	$(59,007,988)	$(168,973,356)

(1)	Net of $2,415,822 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations:
Net investment income	$8,061,814	$7,110,881
Net realized gain (loss) on investments, futures and foreign currency	(13,664,537)	7,477,962
Net change in unrealized depreciation	(53,405,265)	(7,198,752)

Net increase (decrease) in net assets resulting from operations	(59,007,988)	7,390,091

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(1,595,925)	(4,064,480)
Net dividends and distributions—Institutional Class	(12,321,690)	(20,452,703)

Net decrease in net assets resulting from distributions paid	(13,917,615)	(24,517,183)

Fund share transactions:
Shares sold—Advisor Class	7,168,556	4,134,908
Shares issued to holders in reinvestment of dividends—Advisor Class	1,491,948	3,818,627
Shares redeemed—Advisor Class	(14,596,658)	(62,391,307)
Shares sold—Institutional Class	86,898,216	179,959,869
Shares issued to holders in reinvestment of dividends—Institutional Class	12,049,084	20,024,965
Shares redeemed—Institutional Class	(69,108,827)	(53,069,953)

Net increase in net assets from share transactions	23,902,319	92,477,109

Net increase (decrease) in net assets	(49,023,284)	75,350,017

Net Assets:
Beginning of year	481,226,451	405,876,434

End of year	$432,203,167	$481,226,451

Change in shares outstanding:
Shares sold—Advisor Class	441,871	234,017
Shares issued to holders in reinvestment of dividends—Advisor Class	87,096	215,498
Shares redeemed—Advisor Class	(907,842)	(3,414,719)
Shares sold—Institutional Class	5,358,720	10,068,312
Shares issued to holders in reinvestment of dividends—Institutional Class	707,521	1,136,491
Shares redeemed—Institutional Class	(4,317,982)	(2,983,602)

Net increase	1,369,384	5,255,997

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2022	Year Ended August 31, 2021
Operations:
Net investment income	$17,834,029	$13,959,216
Net realized gain on investments and foreign currency	18,110,194	119,595,822
Net change in unrealized appreciation (depreciation)	(204,917,579)	140,721,927

Net increase (decrease) in net assets resulting from operations	(168,973,356)	274,276,965

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(12,392,239)	(1,540,826)
Net dividends and distributions—Institutional Class	(84,074,812)	(10,631,418)

Net decrease in net assets resulting from distributions paid	(96,467,051)	(12,172,244)

Fund share transactions:
Shares sold—Advisor Class	7,572,421	4,681,522
Shares issued to holders in reinvestment of dividends—Advisor Class	11,072,585	1,380,271
Shares redeemed—Advisor Class	(32,248,448)	(125,342,856)
Shares sold—Institutional Class	160,802,988	231,207,438
Shares issued to holders in reinvestment of dividends—Institutional Class	81,786,080	10,355,065
Shares redeemed—Institutional Class	(134,799,799)	(180,695,062)

Net increase (decrease) in net assets from share transactions	94,185,827	(58,413,622)

Net increase (decrease) in net assets	(171,254,580)	203,691,099

Net Assets:
Beginning of year	1,102,763,643	899,072,544

End of year	$931,509,063	$1,102,763,643

Change in shares outstanding:
Shares sold—Advisor Class	250,610	150,813
Shares issued to holders in reinvestment of dividends—Advisor Class	363,274	48,842
Shares redeemed—Advisor Class	(1,120,394)	(4,727,688)
Shares sold—Institutional Class	5,455,371	8,270,058
Shares issued to holders in reinvestment of dividends—Institutional Class	2,696,541	367,722
Shares redeemed—Institutional Class	(4,671,737)	(6,047,878)

Net increase (decrease)	2,973,665	(1,938,131)

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Advisor Class

Financial Highlights

	Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019		Year Ended August 31, 2018
Net asset value, beginning of year	$17.74	$18.50		$17.65		$16.53		$17.05

Income from investment operations:
Net investment income(1)	0.25	0.27		0.35		0.42		0.37
Net realized and unrealized gain (loss)	(2.36)	0.01		0.92		1.09		(0.61)

Total from investment operations	(2.11)	0.28		1.27		1.51		(0.24)

Less distributions paid:
Dividends from net investment income	(0.24)	(0.33)		(0.40)		(0.39)		(0.28)
Distributions from net realized gains	(0.22)	(0.71)		(0.02)		—		0.00	(2)

Total distributions paid	(0.46)	(1.04)		(0.42)		(0.39)		(0.28)

Net asset value, end of year	$15.17	$17.74		$18.50		$17.65		$16.53

Total return	-12.20%	1.53%		7.39%		9.37%		-1.42%

Ratios / supplemental data
Net assets, end of year (000’s)	$48,723	$63,678		$121,267		$399,389		$398,089
Ratio of expenses to average net assets before waiver and reimbursements	1.13%	1.22%		1.31%		1.28%		1.30%
Ratio of expenses to average net assets after waiver and reimbursements	0.85%	0.92	%(4)	1.00	% (3)	1.00	%(3)	1.00	%(3)
Ratio of net investment income to average net assets before waiver and reimbursements	1.22%	1.22%		1.72%		2.22%		1.91%
Ratio of net investment income to average net assets after waiver and reimbursements	1.50%	1.52%		2.03%		2.50%		2.21%
Portfolio turnover rate	201.7%	227.0%		180.7%		144.3%		160.1%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Round to less than 0.5 cent per share.
(3)	Reflects expense cap of 0.75% (plus Rule 12b-1 fees of 0.25%).
(4)	Effective January 26, 2021, the expense limitation cap was reduced from 0.75% to 0.60% (plus Rule 12b-1 fees of 0.25%).

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020	Period Ended August 31, 2019(1)
Net asset value, beginning of year/period	$17.67	$18.47		$17.66	$17.23

Income from investment operations:
Net investment income(2)	0.29	0.30		0.39	0.07
Net realized and unrealized gain (loss)	(2.35)	0.02		0.92	0.36

Total from investment operations	(2.06)	0.32		1.31	0.43

Less distributions paid:
Dividends from net investment income	(0.28)	(0.41)		(0.48)	—
Distributions from net realized gains	(0.22)	(0.71)		(0.02)	—

Total distributions paid	(0.50)	(1.12)		(0.50)	—

Net asset value, end of year/period	$15.11	$17.67		$18.47	$17.66

Total return(3)	-11.95%	1.77%		7.65%	2.50%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$383,481	$417,548		$284,610	$1
Ratio of expenses to average net assets before waiver and reimbursements(4)	0.88%	0.96%		1.06%	0.75%
Ratio of expenses to average net assets after waiver and reimbursements(4)	0.60%	0.66	% (5)	0.75%	0.75%
Ratio of net investment income to average net assets before waiver and reimbursements(4)	1.49%	1.42%		1.87%	2.33%
Ratio of net investment income to average net assets after waiver and reimbursements(4)	1.77%	1.72%		2.18%	2.33%
Portfolio turnover rate(3)	201.7%	227.0%		180.7%	144.3%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Effective January 26, 2021, the expense limitation cap was reduced from 0.75% to 0.60%.

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Advisor Class

Financial Highlights

	Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2022	Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019		Year Ended August 31, 2018
Net asset value, beginning of year	$33.27	$25.61		$23.77		$28.40		$26.68

Income (loss) from investment operations:
Net investment income(1)	0.43	0.32		0.29		0.34		0.19
Net realized and unrealized gain (loss)	(5.10)	7.61		1.86		(2.21)		3.08

Total from investment operations	(4.67)	7.93		2.15		(1.87)		3.27

Less distributions paid:
Dividends from net investment income	(0.53)	(0.27)		(0.31)		(0.17)		(0.17)
Distributions from net realized gains	(2.24)	—		—		(2.59)		(1.38)

Total distributions paid	(2.77)	(0.27)		(0.31)		(2.76)		(1.55)

Net asset value, end of year	$25.83	$33.27		$25.61		$23.77		$28.40

Total return	-15.34%	31.20%		9.01%		-5.54%		12.50%

Ratios / supplemental data
Net assets, end of year (000’s)	$107,004	$154,671		$235,018		$818,269		$844,442
Ratio of expenses to average net assets before waiver, expense reimbursements or recoupment	0.93%	0.93%		0.95%		0.94%		1.26%
Ratio of expenses to average net assets after waiver, expense reimbursements or recoupment	0.93%	0.97	%(2)	0.98	%(2)	0.98	%(2)	1.25	%(3)
Ratio of net investment income to average net assets before waiver, expense reimbursements or recoupment	1.46%	1.14%		1.21%		1.42%		0.67%
Ratio of net investment income to average net assets after waiver, expense reimbursements or recoupment	1.46%	1.10%		1.18%		1.38%		0.68%
Portfolio turnover rate	59.6%	72.3%		55.1%		111.4%		104.3%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Reflects expense cap of 0.73% (plus Rule 12b-1 fees of 0.25%).
(3)	Effective June 1, 2018 the expense limitation cap was reduced from 1.35% to 0.98%. This reflects the expense limitation cap of 1.10% from September 1, 2017 through May 31, 2018 (plus Rule 12b-1 fees of 0.25%) and 0.73% from June 1, 2018 through August 31, 2018 (plus Rule 12b-1 fees of 0.25%).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Period Ended August 31, 2019(1)
Net asset value, beginning of year/period	$33.22	$25.59	$23.78	$24.69

Income from investment operations:
Net investment income(2)	0.51	0.42	0.39	0.06
Net realized and unrealized gain (loss)	(5.09)	7.58	1.84	(0.97)

Total from investment operations	(4.58)	8.00	2.23	(0.91)

Less distributions paid:
Dividends from net investment income	(0.65)	(0.37)	(0.42)	—
Distributions from net realized gains	(2.24)	—	—	—

Total distributions paid	(2.89)	(0.37)	(0.42)	—

Net asset value, end of year/period	$25.75	$33.22	$25.59	$23.78

Total return(3)	-15.13%	31.56%	9.36%	-3.69%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$824,505	$948,092	$664,055	$1
Ratio of expenses to average net assets(4)	0.68%	0.68%	0.71%	0.73%
Ratio of net investment income to average net assets(4)	1.73%	1.43%	1.64%	1.42%
Portfolio turnover rate(3)	59.6%	72.3%	55.1%	111.4%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2022

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Advisor Class of the Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Institutional Class of the Core Fixed Income Fund became effective and commenced operations on July 1, 2019. The Advisor Class of the Diversified Equity Fund became effective and commenced operations on August 26, 2009. The Institutional Class of the Diversified Equity Fund became effective and commenced operations on July 1, 2019. The Advisor Class shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares. Envestnet Asset Management, Inc. (the “Adviser”) serves as the Funds’ investment adviser. Neuberger Berman Investment Advisers LLC serves as the Core Fixed Income Fund’s sub-adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the constant yield method over the life of the security, or where applicable, the first call date of the security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Trust’s Board of Trustees (the “Board”) which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.

Forward foreign currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2022:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$38,534,566	$—	$38,534,566
Corporate Bonds*	—	150,657,322	—	150,657,322
Foreign Corporate Bonds*	—	33,784,488	—	33,784,488
Foreign Government Agency Issues	—	4,378,357	—	4,378,357
Foreign Government Notes/Bonds	—	9,284,017	—	9,284,017
Non-Agency Mortgage Backed Securities	—	22,831,170	—	22,831,170
Agency Mortgage Backed Securities	—	133,161,760	—	133,161,760
U.S. Government Agency Issues	—	1,930,164	—	1,930,164
U.S. Government Notes/Bonds	—	55,564,624	—	55,564,624

Total Fixed Income Securities	—	450,126,468	—	450,126,468

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	527,116	—	—	527,116
Money Market Funds	27,529,969	—	—	27,529,969

Total Investments in Securities	$28,057,085	$450,126,468	$—	$478,183,553

*	For further breakdown by industry, please refer to the Schedule of Investments.

The Fund did not hold any Level 3 securities during the year ended August 31, 2022.

Diversified Equity Fund

	Level 1	Level 2	Level 3^	Total
Equity
Common Stocks*	$885,034,922	$3,860,435	$443,132	$889,338,489
Preferred Stocks*	3,621,202	0	—	3,621,202
Exchange-Traded Funds	9,215,590	—	—	9,215,590
Real Estate Investment Trusts*	21,696,842	—	—	21,696,842
Rights*	—	—	0	0

Total Equity	919,568,556	3,860,435	443,132	923,872,123
Money Market Funds	127,488,315	—	—	127,488,315

Total Investments in Securities	$1,047,056,871	$3,860,435	$443,132	$1,051,360,438

*	For further breakdown by industry, please refer to the Schedule of Investments.

^	The Fund measures Level 3 activity as of the end of each financial reporting period.

As of August 31, 2022, the Fund held level 3 investments that were valued at the most recent trade price in an inactive market. The Level 3 investments in securities represented less than 1% of the Fund’s net assets and were not considered a significant portion of the Fund’s portfolio. As the Level 3 investments were not considered significant to the financial statements, a reconciliation of Level 3 investments for the year ended August 31, 2022 is not presented.

Foreign currencies and other assets denominated in foreign currencies are translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rate as of the close of the New York Stock Exchange (“NYSE”), generally at 4:00 P.M., Eastern time.

The Funds may use certain options, futures and forward foreign currency contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Funds did not hold derivative instruments during the year ended August 31, 2022.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts, as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds did not enter into any futures contracts during the year ended August 31, 2022.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts may also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) the position provides cash and liquid assets with a value marked-to-market daily, sufficient to cover the counter-party’s potential obligations.

(d)	Forward Foreign Currency Contracts

The Core Fixed Income Fund might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

limit any potential gain from an increase in the value of the currency. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of currency forward exchange contracts include adverse changes in the value of such instruments and exposure to counterparty credit risk. Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund did not enter into any forward foreign currency contracts during the year ended August 31, 2022.

(e)	Options

The Core Fixed Income Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

(f)	Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral. The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

(g)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(h)	Distributions to Shareholders

The Funds will distribute net investment income and net realized capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(j)	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds do not charge a redemption fee, therefore the offering and redemption price per share are equal to a Fund’s net asset value per share.

(k)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Advisor Class shares of the Funds. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(l)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(m)	LIBOR Transition

The London Interbank Offered Rate (“LIBOR”) is an interest-rate average calculated from estimates submitted by the leading banks in London. LIBOR represents the rate which banks may obtain short-term borrowings from each other. It is the primary interest rate benchmark for short-term interest rates around the world. The regulator of the LIBOR administrator phased out the use of LIBOR on December 30, 2021 such that the one-week and 2-month

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

USD LIBOR settings ceased to be published or will no longer be representative. The remaining USD LIBOR settings will cease to be published or will no longer be representative after June 30, 2023. Because the usefulness of LIBOR as a reference rate could deteriorate during the transition from LIBOR to an alternative reference rate, these effects could occur prior to June 30, 2023. The expected discontinuation of LIBOR could have a significant impact on the financial markets, and may present a risk for certain market participants, including the risk that the transition from LIBOR to an alternative interest rate will not be orderly, will occur over various time periods or will have unintended consequences.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2022	$9,240,233	$4,677,382
Year Ended August 31, 2021	$18,061,447	$6,455,736

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2022	$21,468,568	$74,998,483
Year Ended August 31, 2021	$12,172,244	$—

As of August 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$521,337,713	$975,588,223

Gross tax unrealized appreciation	$605,550	$155,426,128
Gross tax unrealized depreciation	(43,759,713)	(79,654,039)

Net tax unrealized appreciation	$(43,154,163)	$75,772,089

Undistributed ordinary income	$6,443,256	$12,064,740
Undistributed long-term capital gain	—	12,251,579

Total distributable earnings	$6,443,256	$24,316,319
Other accumulated loss	(14,488,321)	(1,364,084)

Total accumulated earnings	$(51,199,228)	$98,724,324

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

At August 31, 2022, the Core Fixed Income Fund deferred, on a tax basis, post-October capital losses of $14,488,321.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2022, no reclassifications were made between total distributable earnings and paid in capital.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2022. Also, the Funds recognized no interest and penalties related to uncertain tax benefits in fiscal year 2022. At August 31, 2022, the fiscal years 2019 through 2022 remain open to examination in the Funds’ major tax jurisdictions.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the Funds, with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, the Adviser is entitled to receive from the Diversified Equity Fund a management fee equal to 0.53% of the Fund’s average daily net assets and is entitled to receive from the Core Fixed Income Fund a management fee equal to 0.65% of the Fund’s average daily net assets if the Fund’s net assets are less than $2,500,000,000; 0.625% if the Fund’s net assets are greater than $2,500,000,000 but less than $5,000,000,000; and 0.60% if the Fund’s assets are greater than $5,000,000,000.

The Adviser has contractually agreed to waive its management fees and/or reimburse other expenses of the Funds’ at least through December 29, 2023 to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connections with any merger or reorganizations, dividends or interest on short positions, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 0.60% for the Core Fixed Income Fund and 0.73% for the Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Core Fixed Income Fund	Diversified Equity Fund
August 31, 2023	$1,245,915	$—
August 31, 2024	$1,255,760	$—
August 31, 2025	$1,309,991	$—

Sub-advisory services are provided to the Core Fixed Income Fund, pursuant to an agreement between the Adviser and Neuberger Berman Investment Advisers LLC (the “Sub-Adviser”). Under the terms of the sub-advisory agreement, the Adviser compensates the Sub-Adviser based on the Fund’s average daily net assets.

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Advisor Class shares of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of each Fund’s average daily net assets of Advisor Class shares. During the year ended August 31, 2022, the Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$142,117
Diversified Equity Fund	$338,697

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended August 31, 2022, and owed as of August 31, 2022, are as follows:

	Incurred	Owed
Core Fixed Income Fund	$217,643	$35,205
Diversified Equity Fund	$457,461	$74,421

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the year ended August 31, 2022, and owed as of August 31, 2022 are as follows:

Fund Accounting	Incurred	Owed
Core Fixed Income Fund	$233,920	$38,474
Diversified Equity Fund	$271,745	$44,290

Transfer Agency	Incurred	Owed
Core Fixed Income Fund	$325,485	$53,673
Diversified Equity Fund	$442,611	$71,677

Custody	Incurred	Owed
Core Fixed Income Fund	$76,691	$12,728
Diversified Equity Fund	$109,294	$17,685

The Funds each have an unsecured line of credit with U.S. Bank (see Note 8).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2022, and owed as of August 31, 2022 is as follows:

	Incurred	Owed
Core Fixed Income Fund	$17,500	$2,916
Diversified Equity Fund	$12,496	$2,082

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2022 are summarized below.

	Core Fixed Income Fund	Diversified Equity Fund
Purchases:
U.S. Government	$453,035,433	$—
Other	533,468,278	638,450,179

Total Purchases	$986,503,711	$638,450,179
Sales
U.S. Government	$423,770,773	$—
Other	547,306,383	617,613,480

Total Sales	$971,077,156	$617,613,480

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

(8)	Line of Credit

At August 31, 2022, the Core Fixed Income Fund and Diversified Equity Fund had unsecured lines of credit in the lesser amount of $20,000,000 and $35,000,000, respectively, or 33.33% of the fair value of unencumbered assets of each Fund, as defined, which both mature August 5, 2023. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate of 3.25% from September 1, 2021 through March 16, 2022, 3.50% from March 17, 2022 through May 4, 2022, 4.00% from May 5, 2022 through June 15, 2022, 4.75% from June 16, 2022 through July 27, 2022, and 5.50% from July 28, 2022 through August 31, 2022. The following table provides information regarding usage of the line of credit for the year ended August 31, 2022 for the Funds. The Funds did not have an outstanding balance on either line of credit as of August 31, 2022.

	Days Utilitized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Core Fixed Income Fund	10	$128,800	$193	$339,000	8/1/2022
Diversified Equity Fund	18	$2,030,667	$4,488	$4,553,000	7/1/2022

*	Interest expense is reported within Other Expenses on the Statements of Operations.

(9)	Securities Lending

Pursuant to the terms of a securities lending agreement with U.S. Bank, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

As of August 31, 2022, the value of the securities on loan and value of collateral received for securities lending were as follows:

	Loaned Securities Value	Value of Cash Collateral	% of Net Assets
Core Fixed Income Fund	$23,131,553	$23,745,201	5.35%
Diversified Equity Fund	$118,873,615	$122,945,367	12.76%

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC. The Schedule of Investments for each Fund includes the particular cash collateral holding as of August 31, 2022. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2022

The Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

(10)	Recent Market Events

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Funds.

(11)	Subsequent Events

The Funds have evaluated events and transactions that have occurred subsequent to August 31, 2022 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Funds and the Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PMC Funds, comprising the PMC Core Fixed Income Fund and PMC Diversified Equity Fund (collectively, the “Funds”), each portfolios of the series constituting the Trust for Professional Managers, as of August 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of August 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

October 27, 2022

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 26, 2022 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund and the PMC Diversified Equity Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 13, 2022 (the “June 13, 2022 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2023.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ operations by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of the PMC Core Fixed Income Fund’s sub-adviser and its oversight of investment strategies implemented by the PMC Core Fixed Income Fund’s sub-adviser. The Trustees also considered the qualifications of key personnel at the Adviser involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as a portfolio manager to the Diversified Equity Fund and for the segment of the Core Fixed Income Fund’s assets managed by the Adviser, and Janis Zvingelis, who serves as a portfolio manager to the Diversified Equity Fund. The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss the Funds’ performance and outlook, along with the compliance efforts made by the Adviser. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program and oversight of the compliance program of the PMC Core Fixed Income Fund’s sub-adviser. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the COVID-19 pandemic. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the PMC Core Fixed Income Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.    INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Advisor Class shares of the PMC Core Fixed Income Fund and PMC Diversified Equity Fund for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2022. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Advisor Class shares of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg U.S. Aggregate Bond Index for the PMC Core Fixed Income Fund and the MSCI World Index Net Return for the PMC Diversified Equity Fund) and in comparison to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. open-end intermediate core-plus bond and intermediate core bond funds for the PMC Core Fixed Income Fund and a peer group of U.S. open-end global large-cap blend, large-cap blend and large-cap value funds for the PMC Diversified Equity Fund) (each, a “Barrington Cohort”). The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as either Fund.

The Trustees noted the PMC Core Fixed Income Fund’s performance for Advisor Class shares for each of the one-year, five-year and ten-year periods ended March 31, 2022 was below the Barrington Cohort average. The Trustees further noted that for the three-year period ended March 31, 2022, the PMC Core Fixed Income Fund’s performance for Advisor Class shares was above the Barrington Cohort average. The Trustees noted that for the three-year, five-year, and since inception periods ended March 31, 2022, the Advisor Class shares of the PMC Core Fixed Income Fund had outperformed the Bloomberg U.S. Aggregate Bond Index. The Trustees noted that for the quarter, one-year, and ten-year periods ended March 31, 2022, the Advisor Class shares of the PMC Core Fixed Income Fund had underperformed the Bloomberg U.S. Aggregate Bond Index.

The Trustees noted the PMC Diversified Equity Fund’s performance for Advisor Class shares for each of the one-year, three-year, five-year, and ten-year periods ended March 31, 2022 was below the Barrington Cohort average. The Trustees noted that for the quarter, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, the Advisor Class shares of the PMC Diversified Equity Fund had underperformed the MSCI World Index Net Return.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions and that the Adviser has developed the necessary expertise and resources in selecting and managing the sub-adviser to the PMC Core Fixed Income Fund and providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.    COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and Barrington Cohort comparisons. The Trustees considered the cost structure of each Fund relative to its Barrington Cohort, as well as any fee waivers, expense reimbursements and expense recoupments of the Adviser. In reviewing the PMC Core Fixed Income Fund’s fees and total expense structure, the Trustees took into account the Fund’s “manager of managers” structure, noting that the Adviser pays the Fund’s sub-advisory fees out of its own management fees, and that the Fund was not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of the Adviser and reviewed the Adviser’s financial information and noted that the Adviser had subsidized each Fund’s operations since inception and had not yet fully recouped those subsidies for the PMC Core Fixed Income Fund. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 13, 2022 meeting and the August 26, 2022 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the PMC Core Fixed Income Fund’s contractual management fee of 0.65% was above the Barrington Cohort average of 0.38%. The Trustees noted that the PMC Core Fixed Income Fund was operating above its expense cap of 0.85% (including Rule 12b-1 plan fees) for Advisor Class shares. The Trustees observed that the PMC Core Fixed Income Fund’s total expense ratio (net of fee waivers and expense reimbursements and including Rule 12b-1 plan fees) of 0.85% for Advisor Class shares was above the Barrington Cohort average of 0.74%. The Trustees also compared the fees paid by the PMC Core Fixed Income Fund to the fees associated with the Adviser’s fixed-income separately-managed account portfolios.

The Trustees noted that the PMC Diversified Equity Fund’s contractual management fee of 0.53% was above the Barrington Cohort average of 0.51%. The Trustees noted that the PMC Diversified Equity Fund was operating below its expense cap of 0.98% (including Rule 12b-1 plan fees) for Advisor Class shares. The Trustees observed that the PMC Diversified Equity Fund’s total expense ratio (including expense recoupments and Rule 12b-1 plan fees) of 0.97% for Advisor Class shares was above the Barrington Cohort average of 0.84%. The Trustees also compared the fees paid by the PMC Diversified Equity Fund to the fees associated with the Adviser’s equity/balanced separately-managed account portfolios.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information and, with respect to the PMC Core Fixed Income Fund, considering the Fund’s “manager-of-managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profits from sponsoring each of the Funds were not excessive and that the Adviser maintained adequate profit levels to support the services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the PMC Core Fixed Income Fund’s operations.

4.    EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers, expense reimbursements and expense recoupments by the Adviser with respect to the Funds. The Trustees noted that the PMC Core Fixed Income Fund’s management fee structure contained breakpoint reductions as the Fund’s assets grow in size, and that while the PMC Diversified Equity Fund’s did not, the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Trustees concluded that the Adviser’s management fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and each Fund at the Fund’s current asset level.

5.    BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage practices of the Adviser with respect to the Funds and noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term ending August 31, 2023 as being in the best interests of the Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 26, 2022 to consider the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the PMC Core Fixed Income Fund (the “Fund”), entered into between Envestnet Asset Management, Inc. (“Envestnet”), the Fund’s investment adviser and Neuberger Berman Investment Advisers LLC (“NBIA”), the Fund’s sub-adviser. The Trustees also met at a prior meeting held on June 13, 2022 (the “June 13, 2022 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials relating to NBIA (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a summary detailing key provisions of NBIA’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund. Based on their evaluation of the information provided by Envestnet and NBIA, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the Sub-Advisory Agreement for an additional one-year term ending August 31, 2023.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreement between Envestnet, on behalf of the PMC Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-adviser, NBIA, the Board reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

1.    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NBIA

The Trustees considered the nature, extent and quality of services provided by NBIA to the Fund. The Trustees considered NBIA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of David M. Brown, Thanos Bardas and Nathan Kush, and other key personnel at NBIA. The Trustees noted that NBIA was the sole third-party sub-adviser to the Fund and was responsible for managing approximately 87% of the Fund’s portfolio, with Envestnet managing the remaining portion of the Fund’s portfolio. The Trustees also considered information provided by NBIA at the June 13, 2022 meeting and the August 26, 2022 meeting at which the Sub-Advisory Agreement was formally considered, relating to the investment objective and strategies for the Fund, brokerage practices and compliance and risk management. The Trustees also noted any services that extended beyond portfolio management. The Trustees also considered the overall financial condition, as well as the implementation and operational effectiveness of the business continuity plan for NBIA in response to the COVID-19 pandemic. The Trustees concluded that NBIA had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided by NBIA to the Fund were satisfactory.

2.    INVESTMENT PERFORMANCE OF THE FUND AND NBIA

The Trustees discussed the Fund’s performance, including the performance relating specifically to the segment of the Fund’s portfolio managed by NBIA. The Trustees discussed the performance of the segment of the Fund’s portfolio managed by NBIA for the quarter, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022. The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by NBIA on both an absolute basis and in comparison to a benchmark index (the Bloomberg U.S. Aggregate Bond Index) and in comparison to a separate sub-advised fund with similar investment strategies to that utilized by NBIA in managing its segment of the Fund’s portfolio. The Trustees noted that for the one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2022, the segment of the Fund’s portfolio managed by NBIA outperformed the benchmark index. The Trustees also noted that for the quarter ended March 31, 2022, the segment of the Fund’s portfolio managed by NBIA underperformed the benchmark index. The Trustees noted the performance of the segment of the Fund’s portfolio managed by NBIA was generally in-line with a composite of other separately-managed accounts of NBIA that were the same or similar to the Fund in terms of investment strategies.

After considering all the information, the Trustees concluded that the performance obtained by NBIA for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBIA.

3.    COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY NBIA

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBIA under the Sub-Advisory Agreement. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the quality of the services performed by NBIA. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBIA. Consequently, the Trustees did not consider the costs of services provided by NBIA or the profitability of its relationship with the Fund to be material factors for consideration given that NBIA is not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to NBIA by Envestnet were reasonable in light of the services provided by NBIA.

4.    EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBIA are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.    BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by NBIA from its association with the Fund. The Trustees concluded that the benefits that NBIA may receive, such as greater name recognition and increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for an additional one-year term ending August 31, 2023 as being in the best interests of the Fund and its shareholders.

Statement Regarding Liquidity Risk Management Program—PMC Funds

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Envestnet Asset Management, Inc. (“Envestnet”), the investment adviser to the PMC Core Fixed Income Fund and PMC Diversified Equity Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Envestnet as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to an appointed committee of officers of Envestnet. The Program Administrator also requires the investment sub-adviser to the PMC Core Fixed Income Fund, specifically Neuberger Berman Investment Advisers, LLC, to adopt a liquidity risk management program applicable to the Fund and to provide portfolio investment classification information to the Program Administrator on a monthly basis. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 13, 2022, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2021 through December 31, 2021 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of a Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended August 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2022 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	49.99%

For the fiscal year ended August 31, 2022, taxable ordinary income distributions are designated as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the Funds as follows:

Core Fixed Income Fund	15.90%
Diversified Equity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	22	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company (2001-2021).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	22	Retired; Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company (2001-2021).

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	22	System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-present); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017–2022).

Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	22	Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).	Trustee, The Olstein Funds (an open-end investment company) (1995–2018).

Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	22	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).	N/A

Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	22	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A

Interested Trustee and Officers

Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	22	President (2017-present), Chief Operating Officer (2016-2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer of Keeley-Teton Advisors, LLC and Teton Advisors, Inc. (2017-2021); Chief Compliance Officer of Keeley Asset Management Corp. (2015-2017).	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A

Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Laura Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

Shannon Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, Sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ filings on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 E. Wacker Drive, Suite 2400 Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 111 South Wacker Drive Chicago, Illinois 60606

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accounting and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2022	FYE 8/31/2021
(a) Audit Fees	$67,900	$65,800
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$13,400	$13,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2022	FYE 8/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2022	FYE 8/31/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November  9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	10/27/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	10/27/2022

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	10/27/2022

*	Print the name and title of each signing officer under his or her signature.